SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

PETSMART, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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____________________________________________________________________________________
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____________________________________________________________________________________
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19601 North 27th Avenue
Phoenix, Arizona 85027

______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 22, 2006
______________________

TO THE STOCKHOLDERS OF PETSMART, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PetSmart, Inc., a Delaware corporation, will be held on Thursday, June 22, 2006, at 10:00 A.M. local time, at The Ritz-Carlton New York, 50 Central Park South, New York, NY 10019 for the following purposes:

1.	To elect four Directors to hold office until the 2009 Annual Meeting of Stockholders;

2.	To elect a Director to hold office until the 2007 Annual Meeting of Stockholders;

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, for our fiscal year 2006, ending January 28, 2007;

4.

To approve our 2006 Equity Incentive Plan, an amendment and restatement of our stockholder approved 2003 Equity Incentive Plan, and our non-stockholder approved 1997 Equity Incentive Plan, to create a single comprehensive stockholder approved plan; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 24, 2006, as the record date for the determination of stockholders entitled to notice of and to vote on the items listed above at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Scott A. Crozier
Secretary

 May 8, 2006

     YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY INTERNET OR BY TELEPHONE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON; OR, IF YOU PREFER, KINDLY MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE PREPAID, IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES OF RECORD ARE HELD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

CONTENTS
______________________________

I.	PROXY MATERIALS AND ANNUAL MEETING

	A.	Questions and Answers About the Proxy Materials and the Annual Meeting

		1.	General — Why am I receiving these materials?

		2.	Date, Time, and Place — When and where is the Annual Meeting of Stockholders?

		3.	Purpose — What is the purpose of the Annual Meeting of Stockholders?

		4.	Attending the Annual Meeting — How can I attend the Annual Meeting?

		5.	Multiple Sets of Proxy Materials — What should I do if I receive more than one set of voting materials?

		6.	Householding and Electronic Distribution — How can I receive my proxy materials electronically?

		7.	Record Holder and Beneficial Owner — What is the difference between holding shares as a Record Holder versus a Beneficial Owner?

		8.	Voting — Who can vote and how do I vote?

		9.	Revocation of Proxy — May I change my vote after I return my proxy?

		10.	Quorum — What constitutes a quorum?

		11.	Voting Results — Where can I find the voting results of the Annual Meeting?

		12.	Solicitation — Who will pay the costs of soliciting these proxies?

		13.	Additional Matters at the Annual Meeting — What happens if additional matters are presented at the Annual Meeting?

		14.	Stockholder Proposals — What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders, or to nominate individuals to serve as Directors?

		15.	Nomination of Directors — How do I submit a proposed Director nominee to the Board for consideration?

II.	CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

	A.	Corporate Governance

	B.	Proposal One — Election of Directors

	C.	Proposal Two — Election of a Director

	D.	Information about our Board of Directors

	E.	Director Compensation

III.	AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	A.	Report of the Audit Committee of the Board of Directors

	B.	Proposal Three — Ratification of Appointment of Independent Registered Public Accounting Firm

	C.	Fees to Independent Registered Public Accounting Firm for Fiscal Years 2005 and 2004

IV.	COMPENSATION COMMITTEE AND EXECUTIVE COMPENSATION

	A.	Report of the Compensation Committee of the Board of Directors on Executive Compensation

	B.	Summary Compensation

	C.	Employment and Severance Arrangements

V.	STOCK

	A.	Proposal Four — Approval of the 2006 Equity Incentive Plan

	B.	Security Ownership of Certain Beneficial Owners and Management

	C.	Section 16(a) Beneficial Ownership Reporting Compliance

	D.	Stock Award Grants, Exercises, and Plans

		1.	Option Grants in Fiscal Year 2005

		2.	Aggregated Option Exercises in Fiscal Year 2005 and Option Values at January 29, 2006

		3.	Equity Compensation Plans

	E.	Performance Measurement Comparison

VI.	CERTAIN RELATIONSHIPS AND TRANSACTIONS

	A.	Indemnity Agreements

	B.	Change in Control and Severance Agreements

	C.	Relationships

VII.	OTHER MATTERS

19601 North 27th Avenue
Phoenix, Arizona 85027

_______________________

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
June 22, 2006
_______________________

ARTICLE I. PROXY MATERIALS AND ANNUAL MEETING

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.	Q: General — Why am I receiving these materials?

A:

On or about May 8, 2006, we sent the Notice of Annual Meeting of Stockholders, Proxy Statement, and Proxy Card to you, and to all stockholders of record as of the close of business on April 24, 2006, because the Board of Directors of PetSmart, Inc., is soliciting your proxy to vote at the 2006 Annual Meeting of Stockholders. Also enclosed is our 2005 Annual Report.

2.	Q: Date, Time, and Place — When and where is the Annual Meeting of Stockholders?

	A:	The Annual Meeting of Stockholders will be held on Thursday, June 22, 2006, at 10:00 A.M. local time, at The Ritz-Carlton New York, 50 Central Park South, New York, NY 10019.

3.	Q: Purpose — What is the purpose of the Annual Meeting of Stockholders?

A:

At our Annual Meeting, stockholders will act upon the matters outlined in this Proxy Statement and in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of Directors, ratification of our independent registered public accounting firm, and approval of our 2006 Equity Incentive Plan. The Annual Meeting will be followed by a management presentation on our performance, and management will respond if applicable, to questions from stockholders.

4.	Q: Attending the Annual Meeting — How can I attend the Annual Meeting?

A:

You will be admitted to the Annual Meeting if you were a PetSmart stockholder or joint holder as of the close of business on April 24, 2006, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee, or nominee, you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 24, 2006, a copy of the voting instruction card provided by your broker, trustee, or nominee, or other similar evidence of ownership. If a stockholder is an entity and not a natural person a maximum of two representatives per such stockholder will be admitted to the Annual Meeting. Such representatives must comply with the procedures outlined above and must also present evidence of authority to represent such entity. If a stockholder is a natural person and not an entity, such stockholder and his/her immediate family members will be admitted to the Annual Meeting, provided they comply with the above procedures. In order to be admitted to the Annual Meeting, all attendees must provide photo identification and comply with the other procedures outlined above upon request.

5.	Q: Multiple Sets of Proxy Materials — What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple Proxy Cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Card. Please vote each Proxy Card and voting instruction card that you receive.

6.	Q: Householding and Electronic Distribution — How can I receive my proxy materials electronically?

A:

If you received your Annual Meeting materials by United States mail, we encourage you to conserve natural resources, and significantly reduce printing and mailing costs by signing up to receive your PetSmart stockholder communications electronically. With electronic delivery, you will be notified via e-mail of the availability of the Annual Report and Proxy Statement on the Internet, and you can easily vote online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To enroll for electronic delivery, visit www.petm.com and click on the link “Reduce Paper.”

The Securities and Exchange Commission, or SEC, has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a copy of these materials, other than the Proxy Card, to those stockholders. This process, which is commonly referred to as “householding,” can mean extra convenience for stockholders and cost savings for PetSmart. Beneficial Owners can request information about householding from their banks, brokers, or other holders of record. Through householding, stockholders of record who have the same address and last name will receive only one copy of our Proxy Statement and Annual Report, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate Proxy Cards. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of Proxy Statements and Annual Reports, or if you hold stock in more than one account and wish to receive only a single copy of the Proxy Statement or Annual Report for your household, please contact ADP Householding Department, in writing, at 51 Mercedes Way, Edgewood, New York 11717, or by phone at (800) 542-1061. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker if you are a Beneficial Owner. Record Holders may also direct their written requests to PetSmart, Inc., 19601 North 27th Avenue, Phoenix, Arizona 85027, Attention: Corporate Secretary, or by phone at (623) 587-2025.

7.	Q: Record Holders and Beneficial Owners — What is the difference between holding shares as a Record Holder versus a Beneficial Owner?

A:

Most PetSmart stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

Record Holders — If your shares are registered directly in your name with our Transfer Agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, the stockholder of record or Record Holder. As the stockholder of record, you have the right to grant your voting proxy directly to PetSmart or to vote in person at the Annual Meeting. We have enclosed or sent a Proxy Card for you to use.

Beneficial Owner — If your shares are held in a brokerage account or by another nominee, you are considered the Beneficial Owner of shares held in street name, and these proxy materials are being forwarded to you automatically, along with a voting instruction card from your broker, trustee, or nominee. As a Beneficial Owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the Annual Meeting. Since a Beneficial Owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing how to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange, or NYSE, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

8.	Q: Voting — Who can vote and how do I vote?

A:

Only holders of our Common Stock at the close of business on April 24, 2006, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 24, 2006, we had outstanding and entitled to vote 140,062,281 shares of Common Stock. Each holder of our Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have four options for submitting their votes:

		•	via the Internet;

		•	by phone;

		•	by mail, using the paper Proxy Card; or

		•	in person at the Annual Meeting with a Proxy Card/legal proxy.

If you have Internet access, we encourage you to record your vote on the Internet at www.proxyvote. com. It is convenient for you and it saves PetSmart significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of our Annual Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see your Proxy Card or, if applicable, the e-mail you received for electronic delivery of this Proxy Statement. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone, or mail, will be superceded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain from the Record Holder a legal proxy issued in your name.

9.	Q: Revocation of Proxy — May I change my vote after I return my proxy?

A:

Yes. Even after you have submitted your proxy/vote, you may revoke or change your vote at any time before the proxy is exercised by: the timely delivery of a valid, later-dated proxy, later-dated vote by telephone, or a later-dated vote via the Internet; timely written notice of revocation with our Corporate Secretary at our principal executive office at 19601 North 27th Avenue, Phoenix, Arizona 85027; or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

10.	Q: Quorum — What constitutes a quorum?

A:

Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the Common Stock outstanding on April 24, 2006, will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. As of April 24, 2006, 140,062,281 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 70,031,141 votes will be required to establish a quorum. Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

11.	Q: Voting Results — Where can I find the voting results of the Annual Meeting?

A:

We intend to announce preliminary voting results at the Annual Meeting and in the Annual Meeting section of the PetSmart website located at www.petm.com. We will publish final results in our Form 10-Q Quarterly Report for the second quarter of fiscal year 2006.

12.	Q: Solicitation — Who will pay the costs of soliciting these proxies?

A:

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding shares of Common Stock beneficially owned by others to forward to such Beneficial Owners. We may reimburse persons representing Beneficial Owners of Common Stock for their reasonable costs of forwarding solicitation materials to such Beneficial Owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone, or personal solicitation by our Directors, officers, or other regular employees. No additional compensation will be paid to our Directors, officers, or other employees for such services.

13.	Q: Additional Matters at the Annual Meeting — What happens if additional matters are presented at the Annual Meeting?

A:

Other than the four proposals described in this Proxy Statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Philip L. Francis, our Chief Executive Officer and Chairman of the Board, and Scott A. Crozier, our Senior Vice President, General Counsel, Secretary, and Chief Compliance Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees are not available as a candidate for Director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

14.	Q:	Stockholder Proposals — What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders, or to nominate individuals to serve as Directors?

A:

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the deadline for submitting a stockholder proposal for inclusion in our Proxy Statement and Proxy Card for our 2007 Annual Meeting of Stockholders is January 8, 2007. Under our Bylaws, stockholders who wish to bring matters or propose Director nominees at our 2007 Annual Meeting of Stockholders must provide specified information to us between March 24, 2007, and April 23, 2007. Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and Director nominations. PetSmart’s Bylaws have been published in the Corporate Governance section of the PetSmart website located at www.petm.com. Proposals by stockholders must be mailed to our Corporate Secretary at our principal executive office at 19601 North 27th Avenue, Phoenix, Arizona 85027.

15.	Q: Nomination of Directors — How do I submit a proposed Director nominee to the Board for consideration?

A:

You may propose Director nominees for consideration by the Board’s Corporate Governance Committee. Any such recommendation should include the nominee’s name and qualifications for Board membership and should be directed to our Corporate Secretary at the address of our principal executive office set forth above. Such recommendation should disclose all relationships that could give rise to a lack of independence and also contain a statement signed by the nominee acknowledging that he or she will owe a fiduciary obligation to PetSmart and our stockholders. The section titled “Corporate Governance and the Board of Directors” below provides additional information on the nomination process. In addition, please review our Bylaws in connection with nominating a Director for election at our Annual Meeting of Stockholders.

ARTICLE II. CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

CORPORATE GOVERNANCE

     Over the course of PetSmart’s history, the Board of Directors has developed corporate governance practices consistent with its duties of good faith, due care, and loyalty, to help fulfill its responsibilities to our stockholders. The Corporate Governance Committee assists the Board of Directors with such duties as fulfilling its responsibility for oversight of corporate governance practices, Board and committee composition and governance, succession planning, and the nomination process of PetSmart Directors.

     The Corporate Governance Committee acts under a written charter that was approved by the Board of Directors. In addition, the Corporate Governance Committee adopted the Corporate Governance Guidelines documenting many of the PetSmart governance practices. The Corporate Governance Committee Charter and PetSmart Corporate Governance Guidelines have been published in the Corporate Governance section of the PetSmart website located at www.petm.com.

Corporate Governance Philosophy

     With a view to enhancing stockholder value over the long term, PetSmart is committed to having sound corporate governance practices. The culture at PetSmart demands integrity. The Board and management recognize that long-term interests of stockholders are advanced by responsibly addressing the concerns of other stakeholders and interested parties, including associates, applicants, customers, suppliers, government officials, and the public at large. Directors, in performing their duties, are expected to promote the best interests of stockholders in terms of corporate governance, fiduciary responsibilities, compliance with applicable laws and regulations, and the maintenance of accounting, financial, disclosure, and other controls. In all actions taken by the Board, the Directors are expected to exercise their business judgment in what they reasonably believe to be in the best interests of PetSmart.

Independence

     Board member independence is an essential element of PetSmart corporate governance. The Board of Directors has determined that each of the current non-employee Directors is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to PetSmart. Philip L. Francis, Chief Executive Officer and Chairman of the Board is the sole member of the Board that is not independent due to his position as the Chief Executive Officer. Each member of the Corporate Governance Committee, Compensation Committee, and Audit Committee meets the applicable rules and regulations regarding “independence.”

Corporate Governance Committee Charter

     The Corporate Governance Committee Charter identifies the roles and responsibilities that govern the Corporate Governance Committee, such as:

  reviewing and approving the Corporate Governance Guidelines and the revised Corporate Governance Committee Charter;

  reviewing the succession planning practices and procedures of PetSmart;

  providing the Board with a recommendation relating to the succession of the Chief Executive Officer, in the event his employment terminates for any reason;

  evaluating the overall effectiveness of the organization of the Board and the performance by the Board and each of its members;

  conducting a formal evaluation of the performance of the Chief Executive Officer;

  reviewing the skills and characteristics required for the Board with the skills and characteristics actually represented through individuals on the Board;

  developing lists of desirable Director candidates;

  reviewing and recommending the nominated slate of Directors for election; and

  reviewing and recommending approval by the Board of Directors to fill the position of Lead Director, as well as Committee Chairs and Committee members.

Nomination Process — Qualifications

     The Corporate Governance Committee is responsible for reviewing the appropriate skills and characteristics required of Directors in the context of prevailing business conditions, and in its nominating committee capacity, for making recommendations regarding the size and composition of the Board. The objective of the Corporate Governance Committee is to create and sustain a Board that brings to PetSmart a variety of perspectives and skills derived from high-quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, government, education, and technology, and in areas that are relevant to PetSmart’s business activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time.

     We will consider all stockholder recommendations for candidates for the Board and, to date, we have not received a timely Director nominee from a stockholder or stockholders holding more than 5% of our Common Stock. Any recommendation should be sent to the Corporate Secretary at our principal executive office at 19601 North 27th Avenue, Phoenix, Arizona 85027. The Corporate Governance Guidelines, which are published in the Corporate Governance section of the PetSmart website located at www.petm.com, specify various qualifications and qualities required for Directors. In addition, further details about the nomination process may be found above in the question entitled “Nomination of Directors – How do I submit a proposed Director nominee to the Board for consideration?”

     We also consider potential candidates recommended by current Directors, officers, employees, and others. We also retain the services of search firms to provide us with candidates, especially when we are looking for a candidate with a particular expertise, quality, skill, or background. The Corporate Governance Committee screens all potential candidates in the same manner, regardless of the source of the recommendation. Our review is typically based on any written materials provided with respect to the potential candidate. The Committee, while considering the current composition of the Board, determines whether the candidate meets our minimum qualifications, as set forth above, and specific qualities and skills for Directors, and whether requesting additional information or an interview is appropriate. Prior to completing this evaluation, the Committee conducts face-to-face interviews between members of the Corporate Governance Committee and the potential candidate, and then makes a recommendation to the full Board as to the persons who should be nominated by the Board. The Board determines the nominees after considering the recommendation of the Committee.

Code of Business Ethics and Policies

     All PetSmart associates must act ethically at all times and in accordance with the policies comprising the PetSmart Code of Business Ethics and Policies. We demand full compliance with this policy and all designated associates, including the Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, and such other individuals performing similar positions, have signed a certificate acknowledging that they have read, understood, and will continue to comply with the policy. PetSmart includes the Code of Business Ethics and Policies in new hire materials, is implementing computer-based training on the policy, and periodically requires appropriate associates to recertify as to their understanding of and compliance with the policy. The policy is published and any amendments or waivers thereto will be published in the Corporate Governance section of the PetSmart website located at www.petm.com.

Officer and Director Stock Ownership Guidelines

     In March 2006, we adopted our Officer and Director Stock Ownership Guidelines due to our belief that our officers and Board members should have a meaningful ownership stake in PetSmart to underscore the clear linkage of officer, Director, and stockholder interests and to encourage a long-term perspective in managing the company. Therefore, the Board of Directors adopted formal stock ownership requirements for the following Directors and officers:

Minimum Ownership Requirements
Position	(Dollar Value of Shares)
Directors	5 x Annual Retainer Compensation
Chief Executive Officer	5 x Base Salary
Chief Operating Officer	4 x Base Salary
Senior Vice Presidents	3 x Base Salary
Vice Presidents	1 x Base Salary

     Directors have three years and officers have five years to meet the Stock Ownership Requirements. Participants who do not yet satisfy at least 50% of the ownership requirements at the end of three years must retain at least 50% of the shares acquired on the exercise of stock options that remain after the sale of shares sufficient to cover the exercise price of the options and taxes. Independent Directors must retain ownership of at least 50% of the shares they individually acquire (including both those awarded by PetSmart as an equity grant and those purchased on the open market) during their service as a Director until the expiration of six months following their departure from the Board of Directors. Participants who satisfy the ownership requirements must also retain for at least a one-year period 25% of the shares acquired on the exercise of stock options that remain after the sale of shares sufficient to cover the exercise price of the options and taxes. These Officer and Director Stock Ownership Guidelines are subject to modifications from time-to-time.

Stockholder Communication

     Stockholders and other parties interested in communicating with our Board of Directors may do so by writing to the Board of Directors, PetSmart, Inc., 19601 North 27th Avenue, Phoenix, Arizona 85027, or by e-mail at PetSmartBoard@ssg.petsmart.com. Our Corporate Governance Guidelines set forth the process for handling letters received by PetSmart and addressed to the Board of Directors. Under that process, the Chief Legal Officer/Corporate Secretary of PetSmart is responsible for reviewing, summarizing, or sending a copy to the Board, the Lead Director, or Committee Chairperson, whichever is applicable, any correspondence that deals with the functions of the Board or committees, ethical issues, or general matters that would be of interest to the Board. Directors may at any time review a log of all relevant correspondence received by PetSmart that is addressed to non-employee members of the Board of Directors and obtain copies of any such correspondence.

     Concerns relating to accounting, internal controls, or auditing matters are immediately brought to the attention of the PetSmart internal Disclosure and Ethics Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

     Our Restated Certificate of Incorporation and Bylaws provide that our Board of Directors be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of Directors, with each class having a three-year term. Vacancies on our Board may be filled by persons elected by a majority of the remaining Directors. A Director elected by our Board to fill a vacancy, including a vacancy created by an increase in size of our Board of Directors, will serve for the remainder of the full term of the class of Directors in which the vacancy occurred and until that Director’s successor is elected and qualified.

     The Board of Directors is presently composed of thirteen members, twelve of whom are non-employee, independent Directors. There are no vacancies. There are five Directors in the class whose terms of office expire in 2006, one of which, Walter J. Salmon, has advised us that in accordance with our Corporate Governance Guidelines, Board of Director Retirement Age Policy, he intends to retire from the Board at the Annual Meeting, bringing the number of our Board to twelve. Mr. Joseph S. Hardin, Jr. was appointed to the Board of Directors in September 2005 by the Board on the recommendation of the Corporate Governance Committee and is a nominee for election. Mr. Hardin was identified through the efforts of a third-party search firm retained by PetSmart at the direction of the Corporate Governance Committee. Mr. Ronald Kirk, Ms. Rita V. Foley, and Mr. Amin I. Khalifa are the other three Directors whose terms expire in 2006, and all are nominees for re-election and all were previously elected by our stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their death, resignation, or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. In the event any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Directors may propose. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

Set forth below is biographical information for each nominee for election for a three-year term expiring at the 2009 Annual Meeting:

     Rita V. Foley, age 53, has been a Director of PetSmart since June 2004. Since 2001, Ms. Foley has served as Senior Vice President of MeadWestvaco Corporation, and in 2002 became the President of the Consumer Packaging Group of MeadWestvaco Corporation, a leading global provider of packaging to the entertainment, healthcare, cosmetics, and consumer products industries. From 2001 to 2002, she was the Chief Operating Officer of MeadWestvaco’s Consumer Packaging Group. Ms. Foley held various senior positions from 1999 to 2001 within Westvaco, the predecessor to MeadWestvaco, including Senior Vice President and Chief Information Officer. Ms. Foley has also held various executive global sales, marketing, and general management positions at Harris Lanier, Digital Equipment Corporation, and QAD, Inc. Ms. Foley serves on the boards of the Council of the Americas and Pro Mujer.

     Joseph S. Hardin, Jr., age 60, has been a Director of PetSmart since September 2005. From 1997 until his retirement in 2001, Mr. Hardin was President and Chief Executive Officer of Kinko’s, Inc. From 1986 to April 1997 he served in several executive positions in increasing responsibility at Wal-Mart Stores, Inc., ultimately as Executive Vice President and as President and Chief Executive Officer of SAM’s Club, the wholesale division of Wal-Mart Stores, Inc. Mr. Hardin serves on the boards of American Greetings Corporation and Dean Foods Company.

     Amin I. Khalifa, age 52, has been a Director of PetSmart since March 2005. Mr. Khalifa has been Executive Vice President and Chief Financial Officer for Apria Healthcare Group Inc., with responsibility for the company’s financial functions, as well as purchasing, contract services, and investor relations since October 2003. From June 1999 to September 2003, Mr. Khalifa served as Vice President and Chief Financial Officer of Beckman Coulter, Inc., a manufacturer of diagnostic laboratory equipment and instruments. Prior to that, Mr. Khalifa served as the Chief Financial Officer and held other executive financial positions at the Agricultural Sector of Monsanto Company, Aetna Health Plans, and PepsiCo, Inc.

     Ronald Kirk, age 51, has been a Director of PetSmart since June 2003. Mr. Kirk has been a Partner in the Public Policy and Finance Section of the law firm of Vinson & Elkins, LLP, since February 2005. From 1994 to 2005, he was a Partner in the Corporate and Securities Practice of the law firm of Gardere Wynne Sewell LLP. From 1995 to 2001, he was also Mayor of Dallas, Texas. Mr. Kirk serves on the boards of Brinker International, Inc., and Dean Foods Company.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE

PROPOSAL TWO

ELECTION OF A DIRECTOR

     Our Bylaws provide when a vacancy in our Board arises, whether by an increase in the size of our Board or due to the departure of a Board member, the Board may fill the vacancy with a person elected by a majority of the remaining Directors. Our Bylaws also provide that at the election of the Board, it may choose to have such vacancy filled through an election by the stockholders.

     In December 2005, the Board, on the recommendation of the Corporate Governance Committee, appointed Mr. Rakesh Gangwal. Mr. Gangwal was identified through the efforts of a third-party search firm retained by PetSmart at the direction of the Corporate Governance Committee. Due to the proximity of the Annual Meeting with the decision of the Board to appoint Mr. Gangwal, the Board decided to seek stockholder approval to have Mr. Gangwal continue serving as a Director until the 2007 Annual Meeting of Stockholders. To this end, Mr. Gangwal has been nominated by the Board on the recommendation of the Corporate Governance Committee for election by the stockholders to continue serving in the class of Directors, which is presently composed of four members, including Mr. Gangwal, until the 2007 Annual Meeting of Stockholders. If elected at the Annual Meeting, Mr. Gangwal would continue to serve until the 2007 Annual Meeting of Stockholders, and until his successor is elected and qualified, or until his death, resignation, or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Mr. Gangwal. In the event Mr. Gangwal should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Directors may propose. Mr. Gangwal has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.

Set forth below is the biographical information for Mr. Gangwal for election for a one-year term expiring at the 2007 Annual Meeting:

     Rakesh Gangwal, age 52, has been a Director of PetSmart since December 2005. Since June 2003, Mr. Gangwal has served as Chairman, President, and Chief Executive Officer of Worldspan Technologies Inc., a provider of travel technology and information services to the travel and transportation industry. From 2002 to 2003, he was involved in various personal business endeavors, including private equity projects and consulting projects. From 1998 to 2001, he served as Chief Executive Officer and President of US Airways Group, Inc., and US Airways, Inc., and from 1996 to 1998, Mr. Gangwal was the President and Chief Operating Officer of US Airways Group. On August 11, 2002, US Airways Group, Inc., and its seven domestic subsidiaries, including its principal operating subsidiary, US Airways, Inc., filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. US Airways Group, Inc., and its subsidiaries emerged from bankruptcy protection under a reorganization plan, which became effective on March 31, 2003. Mr. Gangwal serves on the board of OfficeMax Incorporated.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEE

     INFORMATION ABOUT OUR BOARD OF DIRECTORS

Directors Continuing in Office Until the 2007 Annual Meeting

     Barbara A. Munder, age 60, has been a Director of PetSmart since March 1999. Since January 2005, she has served as Executive Director of the operating groups, Institutional Investor Institute and The Hedge Fund Institutional Forum to Euromoney Institutional Investor PLC, an international business-to-business publisher, largely in the international finance, law, tax, energy, and transport sectors. From 2002 to 2004, she served as Senior Advisor to Euromoney Institutional Investor PLC, and as a Director of the operating group, Institutional Investor Institute. From 2001 to 2002, she was a principal of Munder & Associates, a marketing and web strategy-consulting firm. Also during 2001, she was Chief Operating Officer of Womenfuture LLC, a distance learning company. From 1994 to 2000, Ms. Munder held various positions with The McGraw-Hill Companies, Inc., including Senior Vice President, New Initiatives, with oversight for corporate-wide electronic commerce; and Senior Vice President, Corporate Affairs, with responsibility for branding, marketing, communications, and Washington affairs.

     Thomas G. Stemberg, age 57, has been a Director of PetSmart since April 1988. In February 2005, he became a venture partner with Highland Capital Partners, a venture capital firm. From 1988 to 2005, Mr. Stemberg served as Chairman of Staples, Inc., an office supply superstore retailer, and from 1986 until 2001, he also served as Chief Executive Officer of Staples, Inc. Mr. Stemberg serves on the boards of The Nasdaq Stock Market, Inc., CarMax, Inc., and Polycom, Inc.

     Jeffery W. Yabuki, age 46, has been a Director of PetSmart since June 2004. Since December 2005, he has served as Chief Executive Officer, President, and a Director of Fiserv, Inc., a provider of technology and services to the financial and health industries. From 2002 to 2005, Mr. Yabuki served as Executive Vice President and Chief Operating Officer for H&R Block, Inc., a financial services firm, and from 1999 to 2002, he served as the President of H&R Block International. From 1987 to 1999, Mr. Yabuki held various executive positions with American Express Company, a financial services firm, including President and Chief Executive Officer of American Express Tax and Business Services, Inc. Mr. Yabuki serves on the board of MBIA Inc.

Directors Continuing in Office Until the 2008 Annual Meeting

     Lawrence A. Del Santo, age 72, has been a Director of PetSmart since September 1998. From 1994 until his retirement in 1997, Mr. Del Santo served as the Chairman and Chief Executive Officer of The Vons Companies, Inc., a supermarket retailer. From 1993 to 1994, he served as Senior Vice President and Chief Operating Officer of American Stores Company, a grocery retailer. Mr. Del Santo serves on the board of Supervalu Inc.

     Philip L. Francis, age 59, has been a Director of PetSmart since June 1989 and our Chief Executive Officer since March 1998. In September 1999, he was also named Chairman of the Board, and from 1998 to 2001, he was also the President of PetSmart. From 1991 to 1998, he held various positions with Shaw’s Supermarkets, Inc., a subsidiary of J Sainsbury plc, including Chief Executive Officer, Chief Operating Officer, and President. Prior to that he held several senior management positions for Roundy’s, Inc., Cardinal Health, Inc., and the Jewel Companies, Inc. Mr. Francis serves on the board of Supervalu Inc.

     Gregory P. Josefowicz, age 53, has been a Director of PetSmart since December 2004. Since 1999, Mr. Josefowicz has served as a Director, President, and Chief Executive Officer of Borders Group, Inc., and in 2002 he was also named Chairman of the Board. Mr. Josefowicz serves on the board of Ryerson Tull, Inc.

     Richard K. Lochridge, age 62, has been a Director of PetSmart since June 1998. Mr. Lochridge is the founder, and has been President, since 1986, of Lochridge & Company, Inc., a management-consulting firm. Mr. Lochridge serves on the boards of Lowe’s Companies, Inc., John H. Harland Company, and Dover Corp.

Board Committees and Meetings

     During the fiscal year ended January 29, 2006, the Board of Directors held four meetings. The independent Directors met without any management present at each regularly scheduled Board meeting. Our Lead Director during fiscal year 2005 was Mr. Del Santo, who typically presided over the executive sessions. Commencing fiscal year 2006, Mr. Josefowicz became our Lead Director. The Board has an Audit Committee, a Compensation Committee, and a Corporate Governance Committee. During fiscal year 2005, all Directors attended at least 75% of the aggregate meetings of the Board and of the committees on which they served that were held during the period for which they were a Director or committee member, respectively. Directors are invited and are expected to attend the Annual Meeting of Stockholders, and all Directors attended the 2005 Annual Meeting of Stockholders, other than Mr. Kirk who had a scheduling conflict.

     Audit Committee: The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to our stockholders with respect to its oversight of: the quality and integrity of PetSmart’s financial statements and disclosures; our compliance with legal and regulatory requirements; the relationship with our internal auditors and our independent registered public accounting firm, including their independence, the audit, and additional services; and our internal and disclosure controls. During fiscal year 2005, the Audit Committee was initially composed of the following independent Directors: Messrs. Lochridge, Josefowicz, and Yabuki. Mr. Khalifa replaced Mr. Josefowicz on the Audit Committee in March 2005. In December 2005, Mr. Gangwal joined the Audit Committee. Messrs. Lochridge, Yabuki, and Khalifa have been designated by the Board of Directors as audit committee financial experts as defined in applicable SEC Rules. The Board made a qualitative assessment of Messrs. Lochridge’s, Yabuki’s, and Khalifa’s level of knowledge and experience based on a number of factors, including their education and work, management, and director experience. All members of our Audit Committee are financially literate and are independent, as independence is defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. The Audit Committee met seven times during fiscal year 2005, and its report is shown on page 13. The Board of Directors has adopted a written Audit Committee Charter, which is attached as Exhibit A to these proxy materials.

     Corporate Governance Committee: The Corporate Governance Committee assists the Board of Directors with such duties as fulfilling its responsibility for oversight of corporate governance practices, Board and committee composition and governance, succession planning, and the nomination process of PetSmart Directors. During fiscal year 2005, the Corporate Governance Committee was initially composed of the following independent Directors: Ms. Munder and Messrs. Del Santo, Kirk, and Salmon. Mr. Hardin became a member of the Corporate Governance Committee in September 2005. All members of our Corporate Governance Committee are independent, as independence is defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Corporate Governance Committee met five times during fiscal year 2005.

     Compensation Committee: The Compensation Committee provides assistance to the Board of Directors in fulfilling its responsibility to stockholders with respect to the oversight of the policies and programs that govern all of the compensation of our executive officers and performs such other functions regarding compensation as the Board may delegate. All members of our Compensation Committee are independent, as independence is defined in Rule 4200(a)(15) of the Nasdaq listing standards. During fiscal year 2005, the Compensation Committee was initially composed of the following independent Directors: Ms. Munder, Mr. Stemberg, Ms. Foley, and Mr. Del Santo. Mr. Josefowicz replaced Ms. Munder on the Compensation Committee in March 2005. The Compensation Committee met four times during fiscal year 2005, and its report is shown on pages 16-20.

     Compensation Committee Interlocks and Insider Participation: No member of the Compensation Committee is an officer or employee of PetSmart, and none of our executive officers serve as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

     Committee Composition: The following table provides the composition of each of our committees as of January 30, 2006:

DIRECTOR COMPENSATION

     For calendar year 2005, each independent Director received a restricted stock grant under our 1997 Equity Incentive Plan and a quarterly retainer of $7,500. In addition, each independent Director received a fee of $1,500 for in-person attendance and $1,000 for telephonic attendance at each Board and committee meeting. The Lead Director received an additional quarterly retainer of $5,000, for the first three calendar quarters, and commencing October 1, 2005, the Lead Director’s quarterly retainer was increased to $12,500. The committee chairs for the Compensation Committee and the Corporate Governance Committee each receive $2,500 quarterly, and the Audit Committee chair receives $3,750 quarterly. Independent Directors may elect to receive up to one-half of their annual retainer in cash and the remainder in shares of our Common Stock. The fair market value of the shares of Common Stock is ascertained by averaging the closing prices of the Common Stock for the five consecutive trading days prior to the week before the last day of each calendar quarter. Independent Directors may elect to defer all of their cash compensation above into our Non-Qualified Deferred Compensation Plan. In addition, Directors are also eligible for reimbursement for actual expenses incurred in connection with their attendance at Board and committee meetings. In February 2006, each independent Director was granted 2,495 shares of restricted stock.

     As of March 1, 2006, our current independent Directors (over the length of their service):

  had received in the aggregate 26,947 shares of Common Stock in connection with their annual retainer;

  had been granted in the aggregate options to purchase 430,985 shares of Common Stock at an average weighted exercise price of $6.7825 per share;

  had exercised in the aggregate options for 119,770 shares of Common Stock; and

  had been granted in the aggregate 89,220 shares of restricted stock.

Director Compensation Table
Reflecting Calendar Year 2005 Compensation

					Number of Shares
			Meeting/	Chairperson/Lead	of Restricted
Director	Retainer (1)		Committee Fees	Director Fees	Stock Granted (2)
Lawrence A. Del Santo	$30,000		$17,500	$35,000	1,986
Rita V. Foley	$30,000		$12,500		1,986
Philip L. Francis (3)	$0		$0	$0	0
Rakesh Gangwal	$1,386	(4)	$1,500		4,815
Joseph S. Hardin, Jr.	$8,397	(4)	$3,000		5,484
Gregory P. Josefowicz	$30,000		$13,500		1,986
Amin I. Khalifa	$23,833	(4)	$13,000		4,366
Ronald Kirk	$30,000		$10,500		1,986
Richard K. Lochridge	$30,000		$15,000	$15,000	1,986
Barbara A. Munder	$30,000		$14,000		1,986
Walter J. Salmon	$30,000		$13,000	$10,000	1,986
Thomas G. Stemberg	$30,000		$12,500	$10,000	1,986
Jeffery W. Yabuki	$30,000		$15,000		1,986
____________________

(1)	Independent Directors may elect to receive up to one-half of their annual retainer in cash and the remainder in shares of our Common Stock.

(2)	During fiscal year 2005, each independent Director also received restricted stock grants under our 1997 Equity Incentive Plan. In February 2005, each independent Director was granted $60,000 worth of restricted stock and each independent Director, upon initially being elected, was granted $125,000 worth of restricted stock. This restricted stock generally cliff vests in four years and is eligible for dividends, if any, that are declared for all stockholders.

(3)	Only non-employee Directors receive compensation for their service as a Director. Mr. Francis as Chief Executive Officer is not eligible for any Director compensation nor Director grants of restricted stock.

(4)	This amount was pro-rated from the time that the individual was appointed to the Board of Directors.

ARTICLE III. AUDIT COMMITTEE AND
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

     The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of PetSmart. The Audit Committee acts under a written charter that is attached as Exhibit A.

     The Audit Committee oversees PetSmart’s financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. PetSmart has an Internal Audit Department that is actively involved in examining and evaluating PetSmart’s financial, operational, and information systems activities and reports functionally to the Chair of the Audit Committee and administratively to management. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the periodic reports, including the audited financial statements in our Annual Report on Form 10-K. This included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of PetSmart’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61 (Communication with Audit Committees, AU Section 380). In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm’s independence from management and PetSmart, including the matters in the written disclosures and the Letter from the Independent Registered Public Accounting Firm required by the Independence Standards Board, Standard No. 1 (Independence Discussions with Audit Committees).

     The Audit Committee discussed with PetSmart’s independent registered public accounting firm the overall scope and plans for their audit, and developed a pre-approval process for all independent registered public accounting firm services. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of PetSmart’s internal and disclosure controls, and the overall quality of PetSmart’s financial reporting. The Audit Committee held seven meetings during fiscal year 2005.

     The Audit Committee has determined the rendering of tax services by Deloitte & Touche LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in PetSmart’s Annual Report on Form 10-K for the fiscal year 2005, ended January 29, 2006, for filing with the SEC. The Audit Committee has appointed Deloitte & Touche LLP to be PetSmart’s independent registered public accounting firm for the fiscal year 2006, ending January 28, 2007.

Audit Committee of the Board of Directors

Rakesh Gangwal
Amin I. Khalifa
Richard K. Lochridge
Jeffery W. Yabuki
____________________

1

The material in this report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any PetSmart filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2006, ending January 28, 2007. Services provided to PetSmart by Deloitte & Touche LLP in fiscal year 2005 are described under “Fees to Independent Registered Public Accounting Firm for Fiscal 2005 and 2004” below. Additional information regarding the Audit Committee is provided in the Report of the Audit Committee on page 13.

     Deloitte & Touche LLP has audited the financial statements of PetSmart since February 1999. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

     Stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of PetSmart and our stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL THREE

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2005 AND 2004

     The following table shows the fees billed to PetSmart for services provided by Deloitte & Touche LLP for our fiscal years 2005 and 2004:

	2005	2004
Audit Fees	$ 1,726,000	$ 1,869,000
Audit-Related Fees	56,000	23,000
Tax Fees	580,000	1,085,000
All Other Fees	0	0
Total	$ 2,362,000	$ 2,977,000

Audit Fees. This category includes the audit of PetSmart’s annual financial statements, audit of internal control over financial reporting, review of financial statements included in PetSmart’s Form 10-Q Quarterly Reports, and services that are normally provided by the independent registered public accounting firm in connection with regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, consents related to SEC and other registration statements, and the preparation of an annual “management letter” on internal control matters.

Audit-Related Fees. This category consists of assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of PetSmart’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include benefit plan audits, internal control reviews, and other accounting consulting.

Tax Fees. This category consists of professional services rendered by Deloitte & Touche LLP for tax compliance and tax return preparation of $506,000 and $983,000 in fiscal years 2005 and 2004, respectively, and for technical tax advice of $74,000 and $102,000 in fiscal years 2005 and 2004, respectively.

All Other Fees. There were no other professional services rendered by Deloitte & Touche LLP in fiscal years 2005 or 2004.

     The Audit Committee has determined that the rendering of tax services by Deloitte & Touche LLP is compatible with maintaining its independence.

     The Audit Committee has established procedures for the pre-approval of all audit and permitted non-audit-related services provided by our independent registered public accounting firm. The procedures include, in part, that: (1) the Audit Committee, on an annual basis, shall pre-approve the independent registered public accounting firm’s engagement letter/annual service plan; (2) the Audit Committee Chair has been delegated the authority to pre-approve any permitted non-audit services up to $50,000 per individual proposed service; (3) the Audit Committee must pre-approve any permitted non-audit services that exceed $50,000 per individual proposed service; and (4) at each regularly scheduled Audit Committee meeting: (a) the Audit Committee Chair will review any services that were pre-approved since the last Audit Committee meeting; and (b) a review will be conducted of the services performed and fees paid since the last Audit Committee meeting.

ARTICLE IV. COMPENSATION COMMITTEE AND EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION1

     The Compensation Committee of our Board of Directors is responsible for establishing the policies and programs that govern all of the compensation of our executive officers. The Committee is comprised of independent Directors, who are appointed by the Board. The Compensation Committee Charter, approved by the Board, clearly states the duties and responsibilities of the Committee. The Committee retained a third-party compensation consulting firm to advise it on compensation matters. The Board reviews all decisions by the Committee relating to the compensation of our executive officers.

Compensation Philosophy

     Our philosophy is based on the principle of pay for performance and we believe it helps focus management on the long-term interests of stockholders. We believe a significant portion of overall compensation should be at risk through performance-based bonus awards and equity-based compensation. As a result, our base salaries are at approximately the 50th percentile for comparable companies and benefits and perquisites are limited. The four components of executive compensation: (1) base salary, (2) annual performance incentive, (3) long-term equity incentive compensation consisting of stock options and restricted stock, and (4) benefits, are designed to:

  ensure that PetSmart executives have clear goals and accountability with respect to PetSmart’s performance;

  ensure pay for performance;

  establish pay opportunities that are competitive based on prevailing industry practices, our stage of growth, and the labor markets in which we operate to attract, retain, and motivate key executive talent; and

  align incentive and equity compensation with the long-term interests of PetSmart stockholders.

Compensation Program

     All four components of our executive compensation program are intended to attract, retain, and motivate highly effective executives:

     1. Base Salary for executive officers is set annually by reviewing, in order of importance, the skills and performance levels of individual executives, the needs of PetSmart, and the competitive pay practices of comparable companies. The Committee believes the base annual salaries PetSmart pays to its executives are at approximately the 50th percentile of comparable companies in the retail industry.

     2. Annual Performance Incentive is designed to motivate executives to attain short-term and long-term corporate and business goals. Our policy is to have a significant portion of an executive’s total cash compensation tied to PetSmart’s overall performance. At the beginning of each fiscal year, under the Executive Short-Term Incentive Plan, or the ESTIP, each executive officer is assigned an incentive target equal to a specified percentage of his or her annual base salary.

     The ESTIP, which was approved by the stockholders in 2002, provides incentive compensation for those executive officers that might receive compensation in excess of the amounts deductible under Section 162(m) of the Internal Revenue Code of 1986, or the Code. The incentive targets and the performance metrics for each executive are determined by the Committee at the beginning of each fiscal year based on the executive’s position and responsibilities.

     The actual incentive payout to an executive officer is a function of three measures for the prior fiscal year: (a) PetSmart’s overall performance relative to an earnings per share target; (b) return on investment; and (c) certain customer satisfaction metrics. The weight of each measure and the incentive amount is determined by the executive officer’s position.

     The Committee approves all incentive payouts based on the actual performance of PetSmart versus the pre-approved targets mentioned above. As a result of PetSmart attaining our earnings per share, return on investment, and our minimum customer service targets, the incentive payout for fiscal year 2005, for Messrs. Francis, Kullman, and Moran were at 110% and for Ms. Fitzgerald, Mr. Lenhardt, and Mr. Truesdale at 104% of their incentive target.

     3. Equity-Based Incentive Compensation is provided to certain employees, including executive officers, as a retention tool and to link a portion of the compensation of our executive officers to the long-term financial success of PetSmart, thereby maximizing stockholder value. This is facilitated through the 2003 Equity Incentive Plan, or the 2003 Plan, and our 1997 Equity Incentive Plan, or the 1997 Plan.

     Under the 1997 and 2003 Plans, executive officers are granted stock options based on their responsibilities and positions. These options historically have a ten-year term from the date of grant, or earlier if employment terminates, subject to vesting during the participant’s employment with PetSmart. Commencing in fiscal year 2006 the term for stock options will generally be 7 years from the date of grant. Options historically have vested over a period of four years with 25% of the shares vesting on the one-year anniversary of the date of grant and the remaining 75% of the shares vesting each month thereafter on a ratable basis over a period of 36 months in accordance with their terms. Commencing January 2005, vesting was changed for future grants to be 25% annually. Executive officers were granted options to purchase an aggregate of 425,000 shares during fiscal year 2005. In granting options under the 2003 Plan, the Committee takes into account each executive’s responsibilities, relative position at PetSmart, and past grants.

     In addition to stock options, we continued in fiscal year 2005 to grant restricted stock to executive officers, from the 1997 and 2003 Plans. We believe granting restricted stock with a four-year cliff vesting schedule acts as a significant retention tool, as well as linking the compensation of our executive officers and management with the long-term interests of our stockholders. These grants generally become 100% vested on the fourth anniversary of the date of grant, we refer to this vesting as four-year cliff vesting, which is subject to extension if necessitated by the individual restricted stock agreement. The Committee provided for earlier vesting of restricted stock in the event of a change in control of PetSmart, other corporate transaction event or, in some cases, due to a retirement that is pursuant to the requirements as set forth in the grant documents.

     The purpose of our equity incentive plans is to instill in management the economic incentives of ownership and to create long-term incentives to improve stockholder value. The use of four-year cliff vesting for restricted stock, as well as the January 2005 revisions to move to annual stock option vesting, enhance the retention philosophy of the PetSmart equity plans and support the pay for performance philosophy. In addition, the adoption of our Officer and Director Stock Ownership Guidelines more fully described in the “Corporate Governance and the Board of Directors” section on page 5 support our belief that our officers should have a meaningful ownership stake in PetSmart to underscore the clear linkage to the long-term interests of our stockholders.

     4. Benefits. We provide benefit programs to executive officers and to other employees. The following table generally identifies such benefit plans and identifies those employees who may be eligible to participate:

 ____________________

(1)	PetSmart provides company-paid Long-Term Disability insurance to eligible full-time employees with a monthly benefit in the amount of 60% of qualified salary to a maximum of $10,000 per month. All PetSmart officers receive company-paid Long-Term Disability coverage that provides a monthly benefit of 66.67% of qualified salary to a maximum of $15,000 per month.

(2)	PetSmart has the Executive Short Term Incentive Plan, or ESTIP, and the Short Term Incentive Plan, or STIP. The ESTIP, approved by the stockholders in 2002, provides incentive compensation for those executive officers that might receive compensation in excess of the amounts deductible under Section 162(m) of the Internal Revenue Code of 1986, or the Code. The ESTIP was designed and administered in a manner intended to qualify incentive awards to our executive officers as “performance-based compensation.” This enables the maximum tax benefit under Section 162(m). The STIP is for all other eligible employees. The incentive targets and the performance metrics for the ESTIP and the STIP are determined by the Committee at the beginning of each fiscal year based on the position and responsibility of each employee.

(3)	PetSmart has implemented a Non-Qualified Deferred Compensation Plan that allows executive officers and certain management-level employees to defer receipt of certain salary and cash bonus payments on a pre-tax basis. The amount deferred under the Non-Qualified Deferred Compensation Plan may be indexed to certain approved investment funds. PetSmart matches a percentage of employee deferrals up to a maximum employee deferral of 10% of the salary of the employee. The actual amount PetSmart matches is a function of PetSmart’s overall performance relative to an earnings per share target. PetSmart also provides a 401(k) restoration match equal to 50% of the participant’s annual deferral amount up to 6% of the participant’s annual base salary reduced by the amount of any matching contributions made to the 401(k) Plan.

     We believe perquisites for executive officers should be extremely limited in scope and value. As a result, PetSmart has historically given nominal perquisites. The following table generally illustrates the perquisites we do and do not provide and identifies those employees who may be eligible to receive them:

____________________

(1)	We provide our officers with a limited financial planning allowance via taxable reimbursements for financial planning services like financial advice, life insurance, and tax preparation, which are focused on assisting officers in achieving the highest value from their compensation package.

(2)	Certain field employees do receive reimbursement, in accordance with the Internal Revenue Code, for various costs incurred in connection with utilization of their personal vehicle in connection with business travel that is in addition to typical business expenses.

(3)	We do not provide dwellings for personal use other than for temporary job relocation housing.

Chief Executive Officer Tally of Compensation

     Philip L. Francis has been a Director of PetSmart since 1989 and Chief Executive Officer since March 1998. In September 1999, he was also named Chairman of the Board, and from 1998 to 2001, he was also President. PetSmart has entered into an employment agreement with Mr. Francis that provides for an annual salary and bonus to be determined from time to time by the Board, at its discretion. Mr. Francis is eligible to participate in the same executive compensation plans available to the other PetSmart executive officers. Effective January 31, 2005, the Board increased the salary for Mr. Francis from $853,875 to $875,000, and effective April 24, 2006, the Board increased his salary to $915,000.

     In recognition of the leadership and significant contributions of Mr. Francis and because of PetSmart’s performance, he received an incentive payout of 110% of his incentive target for fiscal year 2005, in the amount of $966,000. The incentive target for Mr. Francis for fiscal year 2005 and 2006 is 100% of his base salary, and is subject to a maximum payment of 300% of his base salary for superior performance and results.

     The Board set the compensation for Mr. Francis based on its evaluation of various factors, the importance of the exceptionally high level of leadership and strategic planning required for this job, as well as published survey data and relevant market data of executive compensation of specialty retailers that are comparable in size. The Committee retained an executive compensation consulting firm to help review this information.

     The tally for fiscal year 2005 compensation for Mr. Francis as determined on January 29, 2006, can be broken down as follows:

Cash and Benefits

Salary	$875,000
Incentive	$966,000
Financial Planning Allowance	$40,000
Company match in 401(k) Plan	$6,081
Company match in the Deferred Compensation Plan	$28,992
Healthcare (medical, disability and life insurance)	$14,909
Total Cash and Benefit Tally	$1,930,982

Equity

	Number of	Strike/Stock
	Shares	Price at Grant
Total Number of Stock Options Granted in 2005	95,000	$ 30.20
Total Number of Restricted Stock Granted in 2005	45,000	$ 30.20

                                               Upon a Severance and Change in Control (if both occurred on January 29, 2006 and both satisfied the requirements for the payment of benefits – see “Employment and Severance Arrangements”)

Salary-based cash payment (1)	$1,750,000
Value of health plan, life insurance (1)	$17,513
Bonus-based cash payment (2) (3)	$3,621,797
Total value for non-stock benefits	$5,389,310

Value of immediate vesting of 50% of all stock awards (4) (5)	$3,340,577
Value of the remaining 50% of all stock awards due to
assumed termination (2)	$3,340,577
Total value of a severance and a change in control (5)	$12,070,464
____________________

(1)	Benefit payable based on the occurrence of a covered termination of employment without regard to the occurrence of a change in control.

(2)	Benefit payable based on the occurrence of both a covered termination of employment and a change in control.

(3)	Benefit equal to two times the highest bonus paid in the last three years times a multiplier.

(4)	Benefit payable based on the occurrence of a change in control without regard to the occurrence of a covered termination of employment.

(5)	No value has been assigned for potential extended exercisability of options due to a change in control.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

     Section 162(m) of the Code limits PetSmart to a deduction for federal income tax purposes of no more than $1 million of compensation paid in a taxable year to each executive officer named in the Summary Compensation Table. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of Section 162(m).

     The ESTIP and the 2003 Plan have been designed and administered in a manner intended to qualify bonus awards and stock option grants to the named executive officers as “performance-based compensation.” While PetSmart makes an effort to ensure it will be able to deduct the compensation it pays, if compliance with Section 162(m) conflicts with the PetSmart compensation philosophy, or what is believed to be in the best interests of PetSmart and its stockholders, we may conclude that paying non-deductible compensation is more consistent with that philosophy and in the best interests of PetSmart and our stockholders.

     For example, in prior years we approved awards of restricted stock to certain executive officers, including Mr. Francis, all subject to four-year cliff vesting. It is likely any deduction in connection with the award could be limited by the application of Section 162(m). We believe the award forms an important part of our executive officers’ total compensation and incentive program, notwithstanding the possible application of the Section 162(m) limitation.

Compensation Committee of the Board of Directors

Lawrence A. Del Santo
Rita V. Foley
Gregory P. Josefowicz
Thomas G. Stemberg
____________________

1

The material in this report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any PetSmart filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

SUMMARY COMPENSATION

     The following table shows for the fiscal years ended January 29, 2006; January 30, 2005; and February 1, 2004; compensation awarded to, paid to, or earned by, our Chief Executive Officer, our other four most highly compensated executive officers on January 29, 2006, and Anthony N. Truesdale, former Senior Vice President, Merchandising and Supply Chain Management who resigned from PetSmart effective after fiscal year end:

					Long-Term
	Annual Compensation				Compensation Awards
							Securities
	Fiscal						Underlying	All Other
Name and Principal Position	Year	Salary (1)	Bonus (1)		Restricted Stock		Stock Options	Compensation (1)
Philip L. Francis	2005	$875,000	$966,000		$1,359,000	(2)	95,000	$42,487	(3)
Chief Executive Officer and	2004	$853,875	$1,047,704		$1,171,000	(4)	100,000	$41,351	(5)
Chairman of the Board	2003	$825,000	$1,790,250		$2,157,600	(6)	135,000	$69,585	(7)

Robert F. Moran	2005	$670,000	$554,760		$1,117,400	(2)	81,000	$32,533	(8)
President and	2004	$650,000	$607,884	(9)	$1,024,625	(4)	87,500	$31,635	(10)
Chief Operating Officer	2003	$600,000	$999,718	(9)	$1,264,800	(6)	120,000	$83,128	(11)

Barbara A. Fitzgerald	2005	$396,894	$205,591		$422,800	(2)	30,000	$19,330	(12)
Senior Vice President,	2004	$382,294	$242,649	(9)	$731,875	(4)	42,500	$18,843	(13)
Retail Operations	2003	$365,104	$424,277	(9)	$252,960	(6)	60,000	$84,654	(14)

Timothy E. Kullman	2005	$391,369	$207,542		$422,800	(2)	30,000	$16,893	(15)
Senior Vice President and	2004	$359,692	$220,671		$497,675	(4)	42,500	$16,939	(16)
Chief Financial Officer	2003	$347,693	$377,247		$550,560	(6)	60,000	$11,337	(17)

David K. Lenhardt	2005	$326,276	$169,147		$422,800	(2)	30,000	$16,003	(18)
Senior Vice President,	2004	$293,782	$181,926	(9)	$792,375	(4)	42,500	$15,283	(19)
Services, Strategic Planning,	2003	$276,654	$317,266	(9)	$550,560	(6)	60,000	$61,739	(20)
and Business Development

Anthony N. Truesdale (21)	2005	$411,538	$213,177		$422,800	(2)	30,000	$20,138	(22)
Former Senior Vice President,	2004	$376,726	$214,922		$1,087,075	(4)	42,500	$19,372	(23)
Merchandising and	2003	$345,052	$364,030		$550,560	(6)	60,000	$30,258	(24)
Supply Chain Management
____________________

(1)	Includes amount earned in the year reflected, but paid in the following year or deferred.

(2)

Includes restricted share grants pursuant to our 2003 Equity Incentive Plan of 45,000 shares for Mr. Francis, 37,000 shares for Mr. Moran, and restricted share grants pursuant to our 1997 Equity Incentive Plan of 14,000 shares for Ms. Fitzgerald, 14,000 shares for Mr. Kullman, 14,000 shares for Mr. Lenhardt, and 14,000 shares for Mr. Truesdale, all of which had a $30.20 value per share, which was the last reported sale price of our Common Stock on the Nasdaq National Market on the day before the dates of grant. These shares generally vest four years after the date of grant, provided the shares are not automatically reacquired by PetSmart due to termination of employment during the four-year period. These shares are eligible for dividends, if any, that are declared for all stockholders. The number and value (at market) of aggregate restricted stockholdings as of the end of fiscal year 2005 were: Mr. Francis – 240,000 shares, $6,048,000; Mr. Moran – 165,750 shares, $4,176,900; Ms. Fitzgerald – 62,250 shares, $1,568,700; Mr. Kullman – 72,250 shares, $1,820,700; Mr. Lenhardt – 82,250 shares, $2,072,700; and Mr. Truesdale – 92,250 shares, $2,324,700.

(3)	Includes $6,081 discretionary contributions made to a 401(k) Savings Plan, $7,414 for insurance-related benefits, and $28,992 for our match in the Non-Qualified Deferred Compensation Plan.

(4)

Includes restricted share grants pursuant to our 2003 Equity Incentive Plan of 50,000 shares for Mr. Francis, 43,750 shares for Mr. Moran, 31,250 shares for Ms. Fitzgerald, 21,250 shares for Mr. Kullman, 21,250 shares for Mr. Lenhardt, and 21,250 shares for Mr. Truesdale, all of which had a $23.42 value per share, and Mr. Lenhardt and Mr. Truesdale received respectively an additional 10,000 and 20,000 share grant of restricted stock at a $29.47 value per share, which were the last reported sale prices of our Common Stock on the Nasdaq National Market on the day before the dates of grant. These shares generally vest four years after the date of grant, provided the shares are not automatically reacquired by PetSmart due to termination of employment during the four-year period. These shares are eligible for dividends, if any, that are declared for all stockholders.

(5)	Includes $6,165 discretionary contributions made to a 401(k) Savings Plan, $7,428 for insurance-related benefits, and $27,758 for our match in the Non-Qualified Deferred Compensation Plan.

(6)

Includes restricted share grants pursuant to our 1997 Equity Incentive Plan of 145,000 shares for Mr. Francis, 85,000 shares for Mr. Moran, 17,000 shares for Ms. Fitzgerald, 37,000 shares for Mr. Kullman, 37,000 shares for Mr. Lenhardt, and 37,000 shares for Mr. Truesdale, all of which had a $14.88 value per share, which was the last reported sale price of our Common Stock on the Nasdaq National Market on the day before the date of grant. These shares generally vest four years after the date of grant, provided the shares are not automatically reacquired by PetSmart due to termination of employment during the four-year period. These shares are eligible for dividends, if any, that are declared for all stockholders.

(7)	Includes $5,285 discretionary contributions made to a 401(k) Savings Plan, $4,177 for insurance-related benefits, and $60,123 for our match in the Non-Qualified Deferred Compensation Plan.

(8)	Includes $6,133 discretionary contributions made to a 401(k) Savings Plan, $5,652 for insurance-related benefits, and $20,748 for our match in the Non-Qualified Deferred Compensation Plan.

(9)

We previously utilized relocation loans and bridge loans for several purposes during the hiring process, to act as an incentive and to help minimize the financial burden of relocating executive officers to Phoenix, Arizona. All of the following loans were made prior to July 28, 2002, the effective date of the prohibition against loans to executive officers contained in the Sarbanes-Oxley Act of 2002, and we have discontinued this practice. The table above includes loan forgiveness, respectively, in 2005, 2004, and 2003, of $0, $9,721, and $23,218, for Mr. Moran; $18,413, $24,550, and $39,093, for Ms. Fitzgerald; and $0, $14,323, and $25,396 for Mr. Lenhardt. These were full-recourse loans for the purpose of assisting such executive officers with certain relocation expenses. These loans, in accordance with their terms, were forgiven on a monthly basis over 60 months from the date of the loan, provided Mr. Moran, Ms. Fitzgerald, and Mr. Lenhardt each continue to provide services to PetSmart. For income tax purposes, Mr. Moran, Ms. Fitzgerald, and Mr. Lenhardt recognized the full amount of the loan as income in the year the loan was made; however, in the Summary Compensation Table above, we have elected to present the amount of the loan forgiven per year as bonus earned. However, such income tax obligations, which are non-recurring, were paid in 2003, and as such Mr. Moran, Ms. Fitzgerald, and Mr. Lenhardt had tax obligations due and owing in the respective amounts of $32,112, $53,555, and $37,872 that PetSmart reimbursed due to the loan agreements.

(10)	Includes $6,096 discretionary contributions made to a 401(k) Savings Plan, $5,467 for insurance-related benefits, and $20,072 for our match in the Non-Qualified Deferred Compensation Plan.

(11)

Includes $6,374 discretionary contributions made to a 401(k) Savings Plan, $3,104 for insurance-related benefits, $41,538 for our match in the Non-Qualified Deferred Compensation Plan, and $32,112 for tax reimbursement (see footnote 9).

(12)	Includes $6,159 discretionary contributions made to a 401(k) Savings Plan, $3,276 for insurance-related benefits, and $9,895 for our match in the Non-Qualified Deferred Compensation Plan.

(13)	Includes $6,114 discretionary contributions made to a 401(k) Savings Plan, $3,321 for insurance-related benefits, and $9,408 for our match in the Non-Qualified Deferred Compensation Plan.

(14)

Includes $6,051 discretionary contributions made to a 401(k) Savings Plan, $1,961 for insurance-related benefits, $23,087 for our match in the Non-Qualified Deferred Compensation Plan, and $53,555 for tax reimbursement (see footnote 9).

(15)	Includes $6,165 discretionary contributions made to a 401(k) Savings Plan, $3,235 for insurance-related benefits, and $7,493 for our match in the Non-Qualified Deferred Compensation Plan.

(16)	Includes $6,052 discretionary contributions made to a 401(k) Savings Plan, $2,392 for insurance-related benefits, and $8,495 for our match in the Non-Qualified Deferred Compensation Plan.

(17)	Includes $6,062 discretionary contributions made to a 401(k) Savings Plan, $1,810 for insurance-related benefits, and $3,465 for our match in the Non-Qualified Deferred Compensation Plan.

(18)	Includes $6,068 discretionary contributions made to a 401(k) Savings Plan, $2,745 for insurance-related benefits, and $7,190 for our match in the Non-Qualified Deferred Compensation Plan.

(19)	Includes $5,923 discretionary contributions made to a 401(k) Savings Plan, $2,562 for insurance-related benefits, and $6,798 for our match in the Non-Qualified Deferred Compensation Plan.

(20)

Includes $5,759 discretionary contributions made to a 401(k) Savings Plan, $1,480 for insurance-related benefits, $16,628 for our match in the Non-Qualified Deferred Compensation Plan, and $37,872 for tax reimbursement (see footnote 9).

(21)	In January 2006, Mr. Truesdale announced his resignation from the Company effective in February 2006.

(22)	Includes $6,143 discretionary contributions made to a 401(k) Savings Plan, $3,479 for insurance-related benefits, and $10,516 for our match in the Non-Qualified Deferred Compensation Plan.

(23)	Includes $6,165 discretionary contributions made to a 401(k) Savings Plan, $3,206 for insurance-related benefits, and $10,001 for our match in the Non-Qualified Deferred Compensation Plan.

(24)	Includes $6,885 discretionary contributions made to a 401(k) Savings Plan, $1,853 for insurance-related benefits, and $21,520 for our match in the Non-Qualified Deferred Compensation Plan.

EMPLOYMENT AND SEVERANCE ARRANGEMENTS

Employment Agreements

     We have entered into employment agreements or offer letters with our executive officers, which provide for an annual salary and performance incentive payout to be determined from time to time by the Board, at its discretion, and participation in our employee benefit programs. The agreements also provide for a grant of options to purchase shares of Common Stock under our stock option plans at an exercise price equal to the fair market value of the Common Stock on the date of grant in accordance with our standard vesting policy.

     We have entered into employment agreements with Philip L. Francis, our Chief Executive Officer and Chairman of the Board, and Robert F. Moran, our President and Chief Operating Officer, dated May 15, 1999, and August 25, 1999, respectively. Under the terms of such agreements, in addition to the severance and change in control benefits provided under our Executive Change in Control and Severance Benefit Plan (detailed below), if either Mr. Francis’ or Mr. Moran’s employment is terminated without cause, or either is constructively terminated, the vesting of all stock options then held by Mr. Francis or Mr. Moran, as the case may be, shall continue for one year following such termination.

Executive Change in Control and Severance Benefit Plan

     On March 25, 2003, we adopted an Executive Change in Control and Severance Benefit Plan for our executive officers and other officers to provide certain severance benefits and/or certain benefits upon a change in control.

     Upon a change in control, the plan provides that:

  50% of all outstanding stock awards for the executive officers will immediately vest, and the remaining outstanding stock awards will vest on the earlier of: (1) a termination that is covered by the plan; (2) normal vesting; or (3) the passage of three years from the change in control; and

  the executive officer will, subject to certain exceptions, have at least a 12-month period to exercise his or her options following a change in control.

     Upon a termination of employment that is covered by the plan (whether or not in connection with a change in control), the plan provides:

  for a lump sum salary payment equal to 1.5 to 2.0 multiplied by the greater of: (1) the executive officer's current monthly salary multiplied by 12; or (2) the greatest amount of base salary received in any 12-

  month period within the prior three years. Such payment may be reduced in the event the executive officer is employed with PetSmart for less than 12 months; and

  that the executive officer will be entitled (but not obligated) to continue health care coverage, life insurance coverage, outplacement benefits, and other enumerated executive benefits with PetSmart. PetSmart will continue to subsidize the portion of the premiums and benefits payable on account of the executive officer for 1.5 to 2.0 years (one year in the case of outplacement benefits or, in the case of health care coverage, until the executive officer obtains coverage from another source).

     Upon a covered termination within three months prior to or within 36 months following a change in control, the plan provides:

  for a lump sum bonus payment equal to 1.5 to 2.0 multiplied by the sum of the largest amount of any cash incentive payouts (including certain restricted stock or restricted stock units paid in lieu of cash incentive payouts) that were paid to the executive officer during any consecutive 12-month period in the three years immediately preceding the change in control.

     In the event the executive officer is subject to the "golden parachute" excise tax under Section 4999 of the Code in connection with any payment under the plan, we will provide a gross-up payment to offset the financial impact of such tax to the executive officer.

     As a condition of receiving these severance benefits, our executive officers will be required to sign a release of claims and confirm their existing post-termination obligations regarding keeping confidential our proprietary information; refraining from soliciting our employees, other service providers, or suppliers for a limited period of time; and/or not competing with PetSmart for a limited period of time.

Non-Competition Agreements

     Each executive officer has entered into a non-competition agreement that prohibits such executive officer from competing with us for a period of one year after termination of his or her employment with PetSmart.

ARTICLE V. STOCK

PROPOSAL FOUR

APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

     We are requesting that the stockholders approve the adoption of the PetSmart, Inc. 2006 Equity Incentive Plan or the 2006 Plan.

     The Board previously adopted the 1997 Equity Incentive Plan or the 1997 Plan, on May 22, 1997. The 1997 Plan was not approved by the stockholders. The Board previously adopted the 2003 Equity Incentive Plan or the 2003 Plan, on March 25, 2003. The 2003 Plan was approved by the stockholders at the 2003 Annual Meeting of the Stockholders. In December 2005, the Board adopted the 2006 Plan, subject to stockholder approval, as a complete amendment and restatement of both the 1997 Plan and the 2003 Plan, in order to create a single, comprehensive equity incentive program to replace both of those predecessor plans. The share reserve for the 2006 Plan includes the previously granted stock awards outstanding under both the 2003 and 1997 Plans which, as of January 29, 2006, amounted to approximately 10,290,000 awards. In addition, the 2003 and 1997 Plans currently have approximately 7,890,000 shares available for issuance of new stock awards. Lastly, an additional 2,500,000 shares are being added to the reserve, subject to stockholder approval. The total of the foregoing amounts to approximately 20,680,000 which is the maximum number of shares of Common Stock that will be available for issuance.

     Upon approval by the stockholders, all outstanding stock awards granted under the 1997 Plan and 2003 Plan will continue to remain subject to the terms of those predecessor plans. All stock awards granted after the effective date of the 2006 Plan will be subject to the terms of the 2006 Plan. Except as otherwise noted, the terms of stock awards granted under the 2006 Plan are substantially similar to those granted under the 1997 Plan and 2003 Plan.

     The Board adopted the 2006 Plan to provide a means to continue to offer a competitive equity compensation program to secure and retain the services of high-caliber employees, Directors, and consultants of PetSmart and its affiliates, to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of the Common Stock through the grant of stock awards, and thereby align the long-term compensation and interests of those individuals with the stockholders.

     The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy and entitled to vote at the Annual Meeting, will be required to approve the 2006 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. Should the stockholders fail to approve the 2006 Plan, the 1997 Plan and 2003 Plan will remain in effect.

     The terms and provisions of the 2006 Plan are summarized below. This summary, however, does not purport to be a complete description of the 2006 Plan. The 2006 Plan has been filed with the SEC as an Appendix to this Proxy Statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the 2006 Plan. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to: Corporate Secretary, PetSmart, Inc., 19601 North 27th Avenue, Phoenix, Arizona 85027.

General

     The 2006 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock, and stock appreciation rights, collectively, the “stock awards.” The 1997 Plan only permits the grant of nonstatutory stock options, stock bonuses, and restricted stock.

     Incentive stock options granted under the 2006 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Nonstatutory stock options granted under the 2006 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards.

Administration

     Subject to the provisions of the 2006 Plan, the Board has the authority to determine what type of stock award will be granted, the provisions of each stock award granted, the number of shares subject to each stock award, and the time or times a participant is permitted to receive stock pursuant to a stock award. The Board has the power to accelerate the vesting and exercisability of a stock award. As administrator of the 2006 Plan, the Board has the authority to construe and interpret its provisions.

     The Board has the authority to delegate some or all of the administration of the 2006 Plan to a committee or committees composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The 2006 Plan also permits delegation of administration of the plan to one or more executive officers with respect to certain grants to employees other than executive officers of PetSmart. In accordance with the provisions of the 2006 Plan, the Board has delegated administration of the 2006 Plan to the Compensation Committee and, with respect to certain grants to employees other than executive officers, to our Chief Executive Officer. As used herein with respect to the 2006 Plan, the “Board” refers to any committee appointed by the Board, any subcommittee thereof, as well as the Board itself.

     The Board does not have the authority to: (a) reprice any outstanding options or stock appreciation rights under the 2006 Plan, or (b) cancel and re-grant any outstanding options or stock appreciation rights under the 2006 Plan, unless the stockholders have approved such an action within a 12-month period preceding or following such an event. The 2003 Plan imposes a similar limitation restricting the Board’s authority to implement a repricing or cancellation and re-grant program, unless the stockholders have approved such an action within 12 months prior to such an event.

Eligibility

     Incentive stock options and stock appreciation rights appurtenant thereto may be granted only to employees (including officers). Employees (including officers), Directors, and consultants of PetSmart and our affiliates are eligible to receive all other types of stock awards under the 2006 Plan. All employees, Directors, and consultants of PetSmart and its affiliates are eligible to participate in the 2006 Plan.

     Under the 1997 Plan, no more than 40% of the shares subject to stock awards under the 1997 Plan may be issued to officers and directors, except that stock awards granted to newly-hired officers as an inducement for such individuals to accept employment with PetSmart are excluded from such limitation. The 2006 Plan does not impose such a limitation on the issuance of shares to officers and directors.

     No incentive stock option may be granted under the 2006 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of PetSmart or our affiliates, unless the exercise price of such option is at least 110% of the fair market value of the Common Stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2006 Plan and any other equity plans of PetSmart and our affiliates) may not exceed $100,000 (any excess of such amount is treated as nonstatutory stock options).

     No person may be granted options and stock appreciation rights covering more than 1,950,000 shares of Common Stock during any calendar year. Stockholder approval of this Proposal will also constitute approval of the 1,950,000 share limitation for purposes of Section 162(m) of the Code. This limitation assures that any deductions to which we would otherwise be entitled upon the exercise of options or stock appreciation rights granted under the 2006 Plan or upon the subsequent sale of the shares acquired under those stock awards, will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m) of the Code. This limitation is the same as that imposed by the 2003 Plan. The 1997 Plan does not impose such a limitation.

Stock Subject to the 2006 Plan

     Subject to this Proposal, the maximum number of shares of Common Stock available for issuance under the 2006 Plan is approximately 20,680,000. This share reserve consists of: (a) the number of shares remaining available for issuance under the 1997 Plan and 2003 Plan, including shares subject to outstanding stock awards thereunder as of January 29, 2006, plus (b) an additional 2,500,000 shares.

     If stock awards granted under the 2006 Plan expire or otherwise terminate without being exercised in full or are settled in cash, the shares of Common Stock not acquired pursuant to those awards become available for subsequent issuance under the 2006 Plan. If any shares of Common Stock issued pursuant to a stock award are forfeited because of a failure to vest in those shares, the forfeited shares will become available for subsequent issuance under the 2006 Plan. In addition, shares withheld in satisfaction of applicable withholding taxes or reacquired as consideration for the exercise of an option will become available for subsequent issuance under the 2006 Plan. Somewhat more limited provisions apply in the case of shares which may be issued pursuant to the exercise of incentive stock options.

     As of January 29, 2006, options (net of canceled or expired options) covering an aggregate of 4,549,205 shares of Common Stock had been granted under the 1997 Plan, 1,281,270 shares of restricted stock had been granted under the 1997 Plan, and approximately 2,548,655 shares of Common Stock (plus any shares that might in the future be returned to the 1997 Plan as a result of the cancellation or expiration of options or the reacquisition of unvested shares of restricted stock) remained available for future grants under the 1997 Plan. As of January 29, 2006, options (net of canceled or expired options) covering an aggregate of 3,894,997 shares of Common Stock had been granted under the 2003 Plan since it was approved, 557,288 shares of restricted stock had been granted under the 2003 Plan, and approximately 6,441,802 shares of Common Stock (plus any shares that might in the future be returned to the 2003 Plan as a result of the cancellation or expiration of options or the reacquisition of unvested shares of restricted stock) remained available for future grants under the 2003 Plan.

     During the last fiscal year, PetSmart granted options to purchase an aggregate of 929,152 shares of Common Stock under the 1997 Plan and 2003 Plan to current executive officers and Directors at exercise prices ranging from $22.59 to $32.45 per share and granted to all employees and consultants (excluding executive officers) as a group options to purchase 439,902 shares at exercise prices ranging from $22.59 to $30.82 per share. All options granted under the 1997 Plan and 2003 Plan during fiscal year 2005, were granted with exercise prices at least equal to 100% of the fair market value of our Common Stock on the date of the grant. As of April 24, 2006, the closing price of the Common Stock as reported on the Nasdaq National Market was $28.61 per share.

Terms of Options

     Options may be granted under the 2006 Plan pursuant to stock option agreements adopted by the Board. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant.

     Consideration. The exercise price of options granted under the 2006 Plan may, at the discretion of the Board, be paid in: (a) cash, check, or other cash equivalents, (b) pursuant to a broker-assisted cashless exercise, (c) by delivery of other shares of Common Stock, or (d) in any other form of legal consideration acceptable to the Board.

     Vesting. Options granted under the 2006 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board. Vesting typically will occur during the optionee’s continued service with PetSmart or an affiliate, whether such service is performed in the capacity of an employee, director, or consultant (collectively, “service”) and regardless of any change in the capacity of the service performed. Shares covered by different options granted under the 2006 Plan may be subject to different vesting terms.

     Term. The maximum term of options granted under the 2006 Plan is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

     Termination of Service. Options under the 2006 Plan generally terminate three months after termination of a participant’s service unless: (a) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of termination; (b) the participant dies while still working for PetSmart or within a specified period, if any, set forth in the applicable option agreement after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option have passed; or (c) the option by its terms specifically provides otherwise. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

     Restrictions on Transfer. Except as otherwise provided in the applicable stock option agreement, options under the 2006 Plan are not transferable other than by will or the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. However, the Board may grant nonstatutory stock options that are transferable in certain limited instances. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Stock Bonuses and Restricted Stock

     Stock bonuses and restricted stock may be granted under the 2006 Plan pursuant to stock bonus or restricted stock agreements adopted by the Board. Individual stock bonus or restricted stock agreements may be more restrictive as to any or all of the permissible terms described below. Stock bonuses or restricted stock awards granted under the 2006 Plan may be issued in conjunction with other plans and arrangements adopted by PetSmart, including the Executive Short-Term Incentive Plan.

     Consideration. The Board may grant stock bonuses and restricted stock in consideration for: (a) cash, (b) past or future services rendered to PetSmart or an affiliate, (c) a deferred payment arrangement, or (d) any other form of legal consideration acceptable to the Board.

     Purchase Price. If the Board determines that a participant must pay a purchase price to receive a stock bonus or restricted stock award, the purchase price will be determined by the Board. The 2003 Plan requires that such purchase price be no less than 85% of the fair market value of the Common Stock on the date of grant. The 2003 Plan also requires that no more than 20% of the stock awards granted after March 25, 2003, have a purchase price below the fair market value of the Common Stock on the date of grant of the award. The 2006 Plan does not impose such restrictions.

     Vesting. Shares of stock acquired under a stock bonus or restricted stock award may, but need not, be subject to a repurchase option in favor of PetSmart or forfeiture to PetSmart in accordance with a vesting schedule as determined by the Board.

     Termination of Service. Upon termination of a participant’s service, PetSmart may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable stock bonus or restricted stock award.

     Restrictions on Transfer. Rights to acquire shares under a stock bonus or restricted stock award may be transferred only upon such terms and conditions as may be set forth in the applicable stock award agreement.

Terms of Stock Appreciation Rights

     Stock appreciation rights may be granted under the 2006 Plan pursuant to stock appreciation rights agreements adopted by the Board. Individual stock appreciation right agreements may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of Common Stock equivalents. Except as otherwise provided, stock appreciation rights are generally subject to the same terms and conditions applicable to nonstatutory stock options granted under the 2006 Plan.

     Types of Stock Appreciation Rights. The 2006 Plan authorizes: (a) tandem stock appreciation rights, (b) concurrent stock appreciation rights, and (c) independent stock appreciation rights. When granted appurtenant to an option, tandem stock appreciation rights provide participants with the right to surrender the option in exchange for an appreciation distribution from PetSmart. When granted appurtenant to an option, concurrent stock appreciation rights are exercised automatically when the underlying option is exercised, and provide an appreciation distribution from PetSmart at that time. Independent stock appreciation allow participants to exercise those rights as to a specific number of shares and receive an appreciation distribution from PetSmart at the time of exercise.

     Strike Price. The strike price of all types of stock appreciation rights under the 2006 Plan may not be less than 100% of the fair market value of the Common Stock equivalents subject to the stock appreciation rights on the date of grant. The 2003 Plan does not impose a similar limitation on the strike price of tandem stock appreciation rights and concurrent stock appreciation rights.

     Exercise. Upon exercise of a stock appreciation right, PetSmart will pay the participant an amount equal to the excess of: (a) the aggregate fair market value on the date of exercise of a number of Common Stock equivalents with respect to which the participant is exercising the stock appreciation right, over (b) the aggregate strike price determined by the Board on the date of grant. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of Common Stock, or any other form of consideration determined by the Board.

Miscellaneous Provisions

     Tax Withholding. The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by: (a) causing the participant to tender a cash payment, (b) withholding from amounts otherwise payable to the participant, (c) withholding a portion of the shares otherwise issuable to the participant, or (d) accepting delivery of other unencumbered Common Stock from the participant.

     Minimum Vesting Period. Any stock awards granted under the 2006 Plan with a purchase price less than the fair market value of the Common Stock on the date of grant must have a cumulative weighted average vesting period of at least three years from the date of grant (when combined with the cumulative weighted average period for similar stock awards granted under the 2003 Plan after January 31, 2003 and before the effective date of the 2006 Plan). However, stock awards vesting on an accelerated basis pursuant to performance criteria, a corporate transaction or change in control (as described below), or the Executive Change in Control and Severance Benefit Plan, are not taken into account for purposes of this limitation.

     Automatic Exercise of Expiring Stock Awards. The Board may issue stock options or stock appreciation rights that provide that in the event of a pending expiration or termination of such stock option or stock appreciation right, we may issue to the affected participant (in cash or Common Stock) the excess of: (a) the aggregate fair market value of Common Stock that the participant would have received upon exercise of such option or stock appreciation right, over (b) the aggregate exercise price in effect for those shares.

Changes to Capital Structure

     In the event any change is made in the shares subject to the 2006 Plan or any stock award granted thereunder, whether through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise, the Board will appropriately adjust: (a) the class(es) and maximum number of shares subject to the 2006 Plan, (b) the maximum number of shares for which any participant may be granted options and stock appreciation rights per calendar year, and (c) the class(es) and number of shares and the price per share in effect under each outstanding stock award under the 2006 Plan.

Corporate Transactions; Changes in Control

     In the event of certain significant corporate transactions, outstanding stock awards under the 2006 Plan may be assumed, continued, or substituted by any surviving corporation. If the surviving corporation does not assume, continue, or substitute such stock awards, then: (a) with respect to any such stock awards that are held by individuals then performing services for PetSmart or our affiliates, the vesting and exercisability provisions of such stock awards will be accelerated in full and such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction, and (b) all other outstanding stock awards will be terminated if not exercised prior to the effective date of the corporate transaction.

     A significant corporate transaction will be deemed to occur in the event of: (a) a dissolution, liquidation, or sale of substantially all of the assets of PetSmart, (b) a merger or consolidation in which PetSmart is not the surviving corporation, or (c) a reverse merger in which PetSmart is the surviving corporation, but shares of Common Stock are converted into other property by virtue of the corporate transaction.

     In the event of a specified change in control transaction and a participant’s service with PetSmart or a successor entity is terminated without cause or constructively terminated within 18 months following the occurrence of such transaction, the vesting and exercisability of stock awards held by such participants will be accelerated in full.

     A change in control transaction will be deemed to occur in the event: (a) a sale of all or substantially all of the assets of PetSmart, other than a sale to an affiliate of PetSmart, (b) a merger or consolidation in which PetSmart is not the surviving corporation and in which at least 50% of the combined voting power has changed, (c) a reverse merger in which PetSmart is the surviving corporation, but shares of outstanding Common Stock are converted into other property by virtue of the merger, and in which at least 50% of the combined voting power has changed, (d) any person or group acquires securities possessing at least 50% of the combined voting power of PetSmart, or (e) at least 50% of Board membership becomes comprised of individuals whose nomination, appointment, or election was not approved by 50% of the Board members or their approved successors.

     The acceleration of stock awards in connection with significant corporate transactions and changes in control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of PetSmart.

Duration, Termination, and Amendment

     The Board may suspend or terminate the 2006 Plan at any time. The 2006 Plan is scheduled to terminate no later than December 31, 2011. The 1997 Plan does not have a termination date. The 2003 Plan is scheduled to terminate no later than December 31, 2007. No rights may be granted under the 2006 Plan while the 2006 Plan is suspended or after it is terminated.

     The Board may amend or modify the 2006 Plan at any time, subject to any required stockholder approval. To the extent required by applicable law or regulation, stockholder approval will be required for any amendment that: (a) materially increases the number of shares available for issuance under the 2006 Plan, (b) materially expands the class of individuals eligible to receive stock awards under the 2006 Plan, (c) materially increases the benefits accruing to the participants under the 2006 Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the 2006 Plan, (d) materially extends the term of the 2006 Plan, or (e) expands the types of awards available for issuance under the 2006 Plan. The Board may amend the terms of any stock award to: (i) extend the exercise period of an option granted under the 2006 Plan no later than the maximum term of the option, and (ii) accelerate the vesting or exercisability of a stock award. The Board may effect such an amendment by amending the Executive Change in Control and Severance Benefit Plan.

Federal Income Tax Information

     The following is a summary of the principal United States federal income taxation consequences to participants and PetSmart with respect to participation in the 2006 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

     Incentive Stock Options. Incentive stock options granted under the 2006 Plan are intended to qualify for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or PetSmart by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

     If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, PetSmart will not be entitled to any income tax deduction.

     Generally, if the participant disposes of the stock before the expiration of either of those holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of: (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

     To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally PetSmart will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, PetSmart will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

     Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

     Stock Bonuses and Restricted Stock. Upon receipt of a stock bonus or restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. PetSmart will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

     However, if the shares issued upon the grant of a stock bonus or restricted stock award are unvested and subject to repurchase by PetSmart in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when PetSmart’s repurchase right lapses, an amount equal to the excess of: (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of: (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and PetSmart will be required to satisfy certain tax withholding requirements applicable to such income. PetSmart will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

     Upon disposition of the stock acquired upon the receipt of a stock bonus or restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, PetSmart is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, PetSmart will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

     Potential Limitation on Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from PetSmart, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

     In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if: (a) such awards are granted by a compensation committee comprised solely of “outside directors,” (b) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the per-employee limitation is approved by the stockholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. It is intended that options and stock appreciation rights granted under the 2006 Plan qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

     Compensation attributable to stock bonuses and restricted stock will qualify as performance-based compensation, provided that: (a) the award is granted by a compensation committee comprised solely of “outside directors,” (b) the award is granted (or vests) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (c) the Compensation Committee certifies in writing prior to the grant or vesting of the award that the performance goal has been satisfied, and (d) prior to the grant of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal). It is intended that stock bonuses and restricted stock granted under the 2006 Plan in conjunction with the Executive Short-Term Incentive Plan qualify as performance-based compensation until the first stockholder meeting that occurs in 2007.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL FOUR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of our Common Stock as of March 1, 2006, by:

  all those known by us to be Beneficial Owners of more than 5% of our Common Stock;

  each Director and nominee;

  each of the executive officers named in the Summary Compensation Table; and

  all PetSmart executive officers, Directors, and nominees as a group.

     Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership also includes shares of Common Stock subject to options currently exercisable on or before April 30, 2006. These shares are not deemed outstanding for computing the percentage ownership of each other person. Percentage of beneficial ownership is based on 139,912,000 shares of our Common Stock outstanding as of March 1, 2006. Unless otherwise indicated, the address of each of the individuals and entities listed below is c/o PetSmart, Inc., 19601 North 27th Avenue, Phoenix, Arizona 85027.

	Beneficial Ownership
	Number of Shares	Number of Shares
	Issuable Pursuant to	Beneficially Owned
	Options Exercisable on	(Including Shares	Percent
Beneficial Owner	or Before April 30, 2006	Shown in First Column)	of Total
T. Rowe Price Associates, Inc. (1)	—	14,105,720	10.08%
100 E. Pratt Street
Baltimore, MD 21202
Massachusetts Financial Services Company (2)	—	11,178,565	7.99%
500 Boylston Street
Boston, MA 02116
Federated Investors, Inc. (3)	—	10,254,276	7.33%
Federated Investors Tower
Pittsburgh, PA 15222
American Century Companies, Inc. (4)	—	8,782,515	6.28%
4500 Main Street, 9th Floor
Boston, MA 02109
Philip L. Francis (5)(6)	975,565	1,265,417.90%
Richard K. Lochridge (7)(8)	62,218	86,659.06%
Thomas G. Stemberg (7)(9)	50,218	86,982.06%
Walter J. Salmon (7)	71,218	85,453.06%
Lawrence A. Del Santo (7)	62,218	74,659.05%
Barbara A. Munder (7)	53,218	65,659.05%
Ronald Kirk (7)	6,375	14,779.01%
Rita V. Foley (7)	0	9,254.01%
Jeffery W. Yabuki (7)	0	9,974.01%
Gregory P. Josefowicz (7)	0	8,569.01%
Amin I. Khalifa (7)	0	9,793.01%
Joseph S. Hardin, Jr. (7)	0	8,316.01%
Rakesh Gangwal (7)	0	7,364.01%
Robert F. Moran (6)(10)	1,128,005	1,733,674	1.24%
Barbara A. Fitzgerald (6)	382,021	647,491.46%
David K. Lenhardt (6)	278,021	431,133.31%
Timothy E. Kullman (6)	87,188	176,438.13%
Anthony N. Truesdale (6)	34,375	103,219.07%
All executive officers, Directors, and nominees
as a group (23 persons) (6)(7)(11)	3,704,973	5,745,549	4.11%

 ____________________

(1)

Based upon a Schedule 13G filed by T. Rowe Price Associates, Inc., on March 10, 2006, in which T. Rowe Price Associates, Inc., and certain affiliates reported that they had sole voting power over 2,748,500 of such shares, sole dispositive power over 14,105,720 of such shares, shared voting power over none of such shares, and shared dispositive power over none of such shares as of December 31, 2005. T. Rowe Price Associates, Inc., has informed us that they have expressly disclaimed that they are, in fact, the Beneficial Owner of such securities.

(2)

Based upon a Schedule 13G filed by Massachusetts Financial Services Company on February 14, 2006, in which Massachusetts Financial Services Company and certain affiliates reported that they had sole voting and dispositive power over 11,076,095 of such shares, shared voting power over none of such shares, and shared dispositive power over all 11,178,565 of such shares as of December 31, 2005.

(3)

Based upon a Schedule 13G filed by Federated Investors, Inc., on February 14, 2006, in which Federated Investors, Inc., and certain affiliates reported that Federated Investors, Inc., and certain affiliates had sole voting and dispositive power over all 10,254,276 of such shares, shared voting power over none of such shares, and shared dispositive power over none of such shares as of December 31, 2005.

(4)

Based upon a Schedule 13G filed by American Century Companies, Inc., on February 14, 2006, in which American Century Companies, Inc., and certain affiliates reported that they had sole voting power over 8,781,525 of such shares, sole dispositive power over 8,781,515 of such shares, shared voting power over none of such shares, and shared dispositive power over none of such shares as of December 31, 2005.

(5)	Includes 14,852 shares of Common Stock held by the two children of Mr. Francis, one living at his home and one at college.

(6)

Includes restricted stock granted pursuant to our 1997 Equity Incentive Plan, or the 1997 Plan, and our 2003 Equity Incentive Plan, or the 2003 Plan. All such shares will generally vest in four years from their grant date, and are subject to forfeiture in the event the executive officer is not continuously employed by PetSmart until such date. The executive officers named in the Summary of Compensation table above were granted the following number of restricted stock respectively out of the 1997 Plan in 2003 and the 2003 Plan in 2004 and 2005: Mr. Francis, 145,000, 50,000, and 45,000; and Mr. Moran, 85,000, 43,750, and 37,000; and out of the 1997 Plan in 2003, the 2003 Plan in 2004, and the 1997 Plan in 2005: Ms. Fitzgerald, 17,000, 31,250, and 14,000; Mr. Truesdale, 37,000, 41,250, and 14,000; and Mr. Kullman 37,000, 21,250, and 14,000. All other executive officers received a total of 130,000, 148,000, and 73,500 restricted stock out of the 1997 Plan, the 2003 Plan, and the 1997 Plan, during 2003, 2004, and 2005 respectively.

(7)

Includes restricted stock granted pursuant to the 1997 Plan. All such shares will generally vest in four years from their grant date and are subject to forfeiture in the event the Director ceases to be a member of the Board of Directors until such date. In 2004, each Director received 2,561 shares for a total of 20,488, and in 2005, each Director received 1,986 shares for a total of 17,874. Mr. Salmon has advised us that in accordance with our Corporate Governance Guidelines, Board of Director Retirement Age Policy, he intends to retire from the Board at the Annual Meeting.

(8)	Includes 17,399 shares of Common Stock held by the Lochridge Living Trust.

(9)	Includes 5,175 shares of Common Stock held by the Thomas Stemberg Trust.

(10)	Includes 34,019 shares of Common Stock held by Mr. Moran’s spouse.

(11)

Includes 920,716 shares of Common Stock beneficially owned by other PetSmart executive officers, of which 1,000 shares are held by Mr. Crozier’s spouse, and 514,333 are subject to options exercisable on or before April 30, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of PetSmart. Officers, Directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended January 29, 2006, all Section 16(a) filing requirements applicable to our officers, Directors, and greater than 10% stockholders were met; except for Mr. Moran, who filed one Form 4 non-timely to report two reportable events.

STOCK AWARD GRANTS, EXERCISES, AND PLANS

     We grant options to our executive officers under our 2003 Equity Incentive Plan, or the 2003 Plan, and under the 1997 Equity Incentive Plan, or the 1997 Plan. As of April 24, 2006, the 2003 Plan and the 1997 Plan, had respectively: outstanding options to purchase a total of 7,272,545 and 1,553,780 shares; 667,891 and 1,804,368 shares were in unvested restricted stock; and 4,766,874 and 1,776,189 stock awards remained available for grant.

     The following two tables show, for the fiscal year ended January 29, 2006, information regarding options granted to, exercised by, and held at year-end by the executive officers named in the Summary Compensation Table above.

Option Grants in Fiscal Year 2005

     The exercise price of each option was equal to the fair market value of our Common Stock on the date of grant as reported on the Nasdaq National Market. The exercise price may be paid in cash, in shares of our Common Stock valued at fair market value on the exercise date, or through a cashless exercise procedure involving a same-day sale of the purchased shares. Historically, options vested as to 25% of the shares on the one-year anniversary of the date of grant, and the remaining 75% of the option shares vested and became exercisable each month thereafter on a ratable basis over a period of 36 months in accordance with their terms. In January 2005, we changed the standard vesting schedule for future stock option grants to vest 25% annually.

     The potential realizable value is based on the ten-year term of the option at the time of grant. Commencing in fiscal year 2006 the term for stock options will generally be seven years from the date of grant. Stock price appreciation of 5% and 10% is assumed pursuant to the rules promulgated by the SEC and does not represent our prediction of our stock price. Actual gains, if any, are dependent on the actual future performance of our Common Stock, and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders. The potential realizable values at 5% and 10% appreciation are calculated by:

  multiplying the number of shares of Common Stock under the option by the exercise price per share;

  assuming that the aggregate stock value derived from that calculation compounds from the date of grant at the annual 5% or 10% rate shown in the table until the expiration of the options; and

  subtracting from that result the aggregate option exercise price.

     Percentages shown under “Percentage of Total Options Granted to Employees in Fiscal Year 2005” are based on an aggregate of 929,152 options granted to PetSmart employees under our stock option plans in fiscal year 2005.

					Potential Realizable Value
	Number of	Percentage of			at Assumed Annual Rates of
	Securities	Total Options			Stock Price Appreciation for
	Underlying	Granted to			Option Term
	Options	Employees in	Exercise	Expiration
Name	Granted	Fiscal Year 2005	Price	Date	5%	10%
Philip L. Francis	95,000	10.2%	$ 30.20	2/2/2015	$1,803,674	$4,570,504
Robert F. Moran	81,000	8.7%	$ 30.20	2/2/2015	$1,537,869	$3,896,956
Barbara A. Fitzgerald	30,000	3.2%	$ 30.20	2/2/2015	$569,581	$1,443,317
Timothy E. Kullman	30,000	3.2%	$ 30.20	2/2/2015	$569,581	$1,443,317
David K. Lenhardt	30,000	3.2%	$ 30.20	2/2/2015	$569,581	$1,443,317
Anthony N. Truesdale	30,000	3.2%	$ 30.20	2/2/2015	$569,581	$1,443,317

Aggregated Option Exercises
in Fiscal Year 2005 and Option
Values at January 29, 2006

     This table shows stock option exercises by our executive officers named in the Summary Compensation Table above during fiscal year 2005, and their exercisable and unexercisable stock options as of January 29, 2006. Amounts shown under the column “Value of Unexercised In-the-Money Options at January 29, 2006” are based on $25.20 per share, which was the last reported sale price of our Common Stock on the Nasdaq National Market on January 27, 2006, the last trading day of our fiscal year 2005, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price payable for the shares. Our executive officers do not have stock appreciation rights.

	Number		Number of Securities		Value of Unexercised
	of Shares		Underlying Unexercised		In-the-Money Options at
	Acquired on	Value	Options at January 29, 2006		January 29, 2006
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Philip L. Francis	220,000 (1)	$5,059,954	924,628	196,145	$13,129,632	$633,153
Robert F. Moran	0	0	1,088,536	165,323	$18,095,091	$498,082
Barbara A. Fitzgerald	72,000 (1)	$1,787,035	366,553	69,947	$6,394,146	$229,984
Timothy E. Kullman	0	0	67,032	527,187	$80,885	$340,100
David K. Lenhardt	50,000	$1,356,983	262,553	69,947	$4,253,366	$229,984
Anthony N. Truesdale	165,675	$2,600,184	23,178	52,135	$72,048	$39,400
____________________

(1)	Exercised and subsequently sold through a Rule 10b5-1(c) trading plan.

Equity Compensation Plans

     All share numbers and information in the table and footnotes below are as of January 29, 2006.

			Number of securities
	Number of		remaining available
	securities to be	Weighted-average	for issuance under
	issued upon exercise	exercise price	equity compensation
	of outstanding	of outstanding	plans (excluding
	options, warrants,	options, warrants	securities reflected
Plan Category	and rights (a)	and rights (b)	in column (a)) (c)
Equity compensation plans
approved by stockholders (1)	7,027,020	$15.90223	8,566,164 (2)
Equity compensation plans
not approved by stockholders (3)	1,756,853	$12.73217	2,367,700
Total	8,783,873	$15.26819	10,933,864
____________________

(1)

The plans included in this row are the: 1996 Non-Employee Director’s Equity Plan, 2002 Employee Stock Purchase Plan, and 2003 Equity Incentive Plan. With respect to the 2002 Employee Stock Purchase Plan, 3,000,520 shares available for issuance are included in column (c) in the reserve. No amounts with respect to the 2002 Employee Stock Purchase Plan are included in columns (a) or (b).

(2)

Under the 2003 Equity Incentive Plan, we may grant stock bonuses, stock options, and stock appreciation rights for the full amount of the share reserve of 5,565,644. However, no more than 20% of the aggregate number of stock awards granted shall have an exercise price, strike price, or purchase price, as applicable, less than the fair market value of our stock on the date the stock award is granted.

(3)	The plan included in this row is the 1997 Equity Incentive Plan.

1996 Non-Employee Directors Equity Plan

     As of April 24, 2006, stock options to purchase 287,215 shares of Common Stock were also outstanding under PetSmart’s 1996 Non-Employee Directors Equity Plan with exercise prices ranging from $3.03 to $19.00 per share. The 1996 Non-Employee Directors Equity Plan expired on May 11, 2002, and no further options may be granted under this plan.

1997 Equity Incentive Plan

     The 1997 Equity Incentive Plan, or the 1997 Plan, provides for the grant of nonstatutory stock options and the issuance of restricted stock and stock bonuses to our employees, Directors, and consultants. In addition, shares of our Common Stock may be issued to members of our Board, at their election, as compensation for their Directors’ fees. As of April 24, 2006, under the 1997 Plan there were 9,750,000 shares authorized for issuance, 1,553,780 shares subject to outstanding stock option grants, 1,804,368 shares of unvested restricted stock and stock bonuses, and 1,776,189 shares available for future grant and issuance, plus any shares that might be returned to the 1997 Plan in the future as a result of cancellations or expirations of granted options and the repurchase of unvested restricted stock and stock bonuses. The 1997 Plan will expire upon the earlier of its termination by our Board or when there are no more shares available for issuance under the 1997 Plan.

     The terms and price of nonstatutory stock options granted under the 1997 Plan are determined by our Board, or a committee appointed by our Board, and are set forth in each optionee’s option agreement; provided, however, that the exercise price of nonstatutory stock options granted under the 1997 Plan must be equal to the fair market value of the Common Stock on the grant date. The term of the nonstatutory stock options granted under the 1997 Plan has generally been 10 years. Historically, stock options vested as to 25% of the shares on the one-year anniversary of the date of grant, and the remaining 75% of the option shares vested and became exercisable each month thereafter on a ratable basis over a period of 36 months in accordance with their terms. As of January 2005, we modified the vesting schedule to vest 25% annually. In the future, stock options may have the same or different vesting terms as determined by our Board or a committee appointed by our Board. Our Board, or a committee appointed by our Board, sets the terms of stock awards. Generally, an option terminates three months after the optionee’s service with PetSmart terminates. If the termination is due to the optionee’s disability, the exercise period generally is extended to 12 months. If the termination is due to the optionee’s death or if the optionee dies within three months after his or her service terminates, the exercise period generally is extended to 18 months following death.

     Upon a significant corporate transaction, the surviving entity will either assume or substitute outstanding awards under the 1997 Plan, or, in the event the surviving entity refuses to assume or substitute outstanding awards, the vesting and exercisability of such stock awards will accelerate in full. If a participant’s service to PetSmart is terminated involuntarily without cause or constructively terminated within 18 months following a change in control transaction, then the vesting and exercisability of the stock awards held by the participant will accelerate in full.

     In 2005, PetSmart added a potential vesting benefit applicable to grants of restricted stock, in the event of a plan retirement. A plan retirement occurs when an eligible retiree terminates service with PetSmart, or one of our affiliates, either: (a) as a result of their death or disability, or (b) pursuant to their voluntary cessation of employment, but only if: (i) such voluntary cessation has been designated by PetSmart, in our sole discretion, as a retirement, (ii) PetSmart determines that such resignation is not detrimental to it, and (iii) the employee enters into a non-competition agreement in a form acceptable to PetSmart. An employee is an eligible retiree if, at the time of their cessation of employment, they are: (1) an employee, (2) at least 55 years of age, (3) have been continuously employed by PetSmart or one of our affiliates during the five-year period ending on the date of their termination, and (4) the sum of their age and the number of years of continuous employment with PetSmart, or one of our affiliates, ending on the date of their termination, is at least 62. The shares of restricted stock granted after 2004 for those eligible retirees who have a plan retirement may vest 25% for each full year between the date of grant and the date of their retirement termination.

2002 Employee Stock Purchase Plan

     In December 2001, our Board of Directors approved 4,000,000 shares of PetSmart Common Stock for issuance under our 2002 Employee Stock Purchase Plan, or the Purchase Plan, subject to stockholder approval, which was received in June 2002. As of April 24, 2006, 1,114,010 shares of Common Stock had been purchased under the

Purchase Plan and 2,885,990 shares remained available for future issuance. The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code. Eligible employees can have up to 15% of their earnings withheld to be used to purchase shares of Common Stock on specified dates determined by the Board, generally once every six months. The price of Common Stock purchased under the Purchase Plan will be equal to 85% of the lower of the fair market value of the Common Stock on the commencement date of each offering period or the specified purchase date. The Board may specify an offering period of up to 27 months. Currently, no participant may purchase more than 3,750 shares of Common Stock on any purchase date, and no more than 300,000 shares may be sold in the aggregate to all participants on any purchase date.

     The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will automatically terminate on July 31, 2012, or the date on which the shares available under the Purchase Plan, as adjusted from time to time, are exhausted. No rights may be granted under the Purchase Plan while the Purchase Plan is suspended or after it is terminated.

     Upon a significant corporate transaction, then as determined by the Board in its sole discretion: (a) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Purchase Plan, (b) such rights may continue in full force and effect, or (c) participants accumulated payroll deductions may be used to purchase our Common Stock within five business days prior to the consummation of the corporate transaction and the participant’s rights under the ongoing offering terminate.

2003 Equity Incentive Plan

     During fiscal 2003, the stockholders of PetSmart approved an amendment and restatement of the 1995 Equity Incentive Plan as the 2003 Equity Incentive Plan, or the 2003 Plan. The amendments to the 2003 Plan included an increase of 7,000,000 shares of Common Stock authorized for issuance, an extension of the term to August 31, 2007, a minimum exercise price for all options granted that is equivalent to the fair market value on the date of the grant, a cap of 20% on stock awards that may be granted below fair market value on the date of grant, and the awards subject to the cap shall have a cumulative weighted average vesting period of at least three years. The 2003 Plan provides for the grant of nonstatutory stock options and the issuance of restricted stock and stock bonuses to our employees, Directors, and consultants. In addition, shares of our Common Stock may be issued to members of our Board, at their election, as compensation for their Director retainer. As of April 24, 2006, under the 2003 Plan there were 31,714,286 shares authorized for issuance, 7,272,545 shares subject to outstanding stock option grants, 667,891 shares of unvested restricted stock, and 4,766,874 shares available for future grant and issuance, plus any shares that might be returned to the 2003 Plan in the future as a result of cancellations or expirations of granted options and the repurchase of unvested restricted stock and stock bonuses. The 2003 Plan will expire upon the earlier of August 31, 2007, its termination by our Board, or when there are no more shares available for issuance under the 2003 Plan. Upon a significant corporate transaction, the surviving entity will either assume or substitute outstanding awards under the 2003 Plan, or, in the event the surviving entity refuses to assume or substitute outstanding awards, the vesting and exercisability of such stock awards will accelerate in full. If a participant’s service with PetSmart is terminated involuntarily without cause or constructively terminated within 18 months following a change in control transaction, than the vesting and exercisability of the stock awards held by the participant will accelerate in full. Please see the section above entitled “Employment and Severance Agreements” for a description of such arrangements and agreements.

     In 2005, PetSmart added a potential vesting benefit applicable to grants of restricted stock, in the event of a plan retirement. A plan retirement occurs when an eligible retiree terminates service with PetSmart, or one of our affiliates, either: (a) as a result of their death or disability, or (b) pursuant to their voluntary cessation of employment, but only if: (i) such voluntary cessation has been designated by PetSmart, in our sole discretion, as a retirement, (ii) PetSmart determines that such resignation is not detrimental to it, and (iii) the employee enters into a non-competition agreement in a form acceptable to PetSmart. An employee is an eligible retiree if, at the time of their cessation of employment, they are: (1) an employee, (2) at least 55 years of age, (3) have been continuously employed by PetSmart or one of our affiliates during the five-year period ending on the date of their termination, and (4) the sum of their age and the number of years of continuous employment with PetSmart, or one of our affiliates, ending on the date of their termination, is at least 62. The shares of restricted stock granted after 2004 for those eligible retirees who have a plan retirement may vest 25% for each full year between the date of grant and the date of their retirement termination.

PERFORMANCE MEASUREMENT COMPARISON1

     The following graph shows the total stockholder return of an investment of $100 made on January 28, 2001, including reinvestment of dividends, as of the last day of our fiscal years ended January 28, 2001; February 3, 2002; February 2, 2003; February 1, 2004; January 30, 2005; and January 29, 2006:

  in our Common Stock;

  in the Standard & Poor’s 500 Index; and

  in the Standard & Poor’s Specialty Stores.

     Historic stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG PETSMART, INC., THE S & P 500 INDEX
AND THE S & P SPECIALTY STORES INDEX

* $100 invested on 1/28/01 in stock or on 1/31/01 in index-including reinvestment of dividends. Indexes are calculated on a month-end basis.

	01/28/2001	02/03/2002	02/02/2003	02/01/2004	01/30/2005	01/29/2006
PetSmart, Inc.	100	274.00	375.00	590.71	761.25	636.55
S & P 500	100	83.85	64.55	86.87	92.28	101.86
S & P SPECIALTY STORES	100	125.40	107.02	145.92	159.09	197.91
____________________

1

This section is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any PetSmart filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

ARTICLE VI. CERTAIN RELATIONSHIPS AND TRANSACTIONS

Indemnity Agreements

     We have entered into indemnity agreements with our Directors and officers which provide, among other things, that we will indemnify such Director or officer, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a Director, officer, or other agent of PetSmart, and otherwise to the full extent permitted under Delaware law and our Bylaws.

Change in Control and Severance Agreements

     Please see the section above entitled “Employment and Severance Arrangements” for a description of such arrangements and agreements.

Relationships

     The following information is not required to be disclosed by securities laws, but we are disclosing it for your information: Mr. Francis, our Chief Executive Officer and Chairman of the Board; Mr. Moran, our President and Chief Operating Officer; Ms. Fitzgerald, our Senior Vice President, Retail Operations; Mr. Kenneth T. Hall, our Senior Vice President, Merchandising and Ms. Francesca M. Spinelli, our Senior Vice President, People, are all members of the board of directors of PetSmart Charities, Inc., an independent 501(c)(3) organization, to which PetSmart provides in-kind services and charitable contributions. Ms. Fitzgerald, Messrs. Francis, Moran and Hall, and Ms. Spinelli do not receive any remuneration for their involvement with PetSmart Charities, Inc. PetSmart’s charitable contributions to PetSmart Charities, Inc., are immaterial to our business, and the disinterested members of the Board of Directors have determined that such relationship does not in any way interfere with the performance of their duties to PetSmart.

     In addition, Mr. Francis and Mr. Moran are both members of the board of directors of MMI Holdings, Inc., which, through its subsidiary Medical Management International, Inc., conducts business in our PetSmart stores as Banfield, The Pet Hospital. For a more detailed description of the relationship with Medical Management International, Inc., please see our 2005 Annual Report on Form 10-K, filed with the SEC on April 10, 2006.

ARTICLE VII. OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting of Stockholders, it is the intention of the persons named on the accompanying Proxy Card to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Scott A. Crozier
Secretary

May 8, 2006

     A COPY OF PETSMART’S ANNUAL REPORT TO THE SEC ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 29, 2006, IS AVAILABLE WITHOUT CHARGE THROUGH OUR WEBSITE WWW.PETM.COM UNDER INVESTOR MATERIALS AND UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, PETSMART, INC., 19601 NORTH 27TH AVENUE, PHOENIX, ARIZONA 85027.

Exhibit A

AUDIT COMMITTEE CHARTER

GENERAL

     The Audit Committee (“Committee”) shall be appointed by the Board of Directors (“Board”) and shall be comprised of at least three directors, each of whom shall be “independent” of PetSmart, Inc. (the “Company”) and its management, under the rules of the Nasdaq National Market (“Nasdaq”) and, as applicable, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”). All Committee members shall meet the financial literacy requirements of Nasdaq, and at least one member shall meet the financial expertise requirements of Nasdaq.

     The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the integrity of the Company’s financial statements and accounting and financial reporting processes; the audit of the Company’s financial statements; the compliance by the Company with its systems of internal accounting and financial controls and legal and regulatory requirements; the independence of the Company’s external auditors and the performance of the Company’s external and internal auditors.

     The Committee shall have full and unrestricted access to all books, records, facilities and personnel of the Company as required to properly discharge its responsibilities. The Committee is empowered to investigate any matter relating to the Company brought to the Committee’s attention. The Committee has the authority to retain independent legal, accounting and other consultants to advise the Committee, as the Committee shall deem appropriate in the discharge of its responsibilities. The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors and to any independent legal, accounting and other consultants retained to advise the Committee.

     The Committee shall meet at such times as it deems necessary, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees as it deems appropriate.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. This is the responsibility of management.

AUDIT COMMITTEE DUTIES AND RESPONSIBILITIES

     In carrying out its responsibilities, the Committee and its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

     The Committee shall perform the following functions:

1.	Review and reassess the adequacy of this Charter on an annual basis and review its own performance annually.

2.	With respect to the independent auditors:
  Have sole authority for the retention, compensation, termination and oversight of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting), which auditors shall report directly to the Committee.

  Have sole authority to approve the independent auditors’ fee arrangement and other terms of service.

  Approve in advance all auditing services to be provided by the independent auditors.

  Review the scope and general extent of the independent auditors’ audit examination prior to the annual audit. This review should also include the Vice President of Internal Audit’s evaluation of the performance of the independent auditors, including the degree of audit coordination and overall audit coverage.

  Establish policies and procedures, including the pre-approval process, for the engagement of the independent auditors and to provide permissible non-audit services. Pre-approval of non-audit services up to $50,000.00 may be delegated to one or more Committee members. Each pre-approval decision pursuant to this delegation will be presented to the full Committee at its next scheduled meeting for ratification.

  Monitor and ensure that the rotation of the partners for the independent auditors on the Company’s audit engagement team is performed as required by applicable laws and rules.

  Receive periodic reports from the independent auditors regarding the auditors’ independence, including the written disclosures required by Independence Standards Board Standard No. 1, discuss such reports with the auditors and, if so determined by the Committee, recommend that the Board take appropriate action to insure the independence of the auditors.

  Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit.

  Obtain and review at least annually a formal written report from the independent auditors (a) describing the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

  Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Exchange Act including:

  All critical accounting policies and practices used by the Company;

  All alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

  Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

3.

Review quarterly and annual financial statement information with management and the independent auditors prior to the release of this information to the public and the relevant filing with the Commission.

4.

Obtain and review a periodic report from management relating to the accounting principles used in the preparing of the Company’s financial statements, including those policies of which management is required to exercise discretion or judgments regarding the implementation thereof.

5.

Discuss with the independent auditors, without management being present, its judgments about the quality and appropriateness of the Company’s accounting principles and financial disclosure practices as applied in its financial reporting.

6.	Review major changes to the Company’s auditing and accounting principles and practices, as suggested by the independent auditors, internal auditors or management.

7.

Review periodically with the independent auditors any problems or difficulties the auditors may have encountered, including any restrictions on the scope of activities or access to required information, and any management letter provided by the auditor and the Company’s response to that letter.

8.

Review periodically with management, the internal auditors and the independent auditors the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

9.

Review and discuss with management periodically all material off-balance sheet transactions, arrangements, obligations, (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial conditions, changes in financial conditions, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

10.	Meet at least annually with the Chief Financial Officer, the Vice President of Internal Audit and the independent auditors in separate executive sessions.

11.	With respect to the internal audit function:

  Review and concur in the appointment, replacement, reassignment or discharge of the Vice President of Internal Audit.

  Review with the Vice President of Internal Audit on at least an annual basis the scope and plan of the work to be done by the Internal Audit Department and the performance of the Internal Audit Department.

  Review a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any significant deviations from the original plan.

  In consultation with the independent auditors, the Internal Audit Department and management, review periodically the adequacy of the Company’s internal control structure and procedures designed to insure compliance with applicable laws and regulations and discuss the responsibilities, budget and staffing needs of the Internal Audit Department.

12.	Recommend to the Board whether the Company’s annual audited financial statements should be included in the Company’s Form 10-K.

13.	Review and approve the report of the Committee required by the rules of the Commission to be included in the Company’s annual proxy statement.

14.	Establish policies for the hiring of current or former partners, principals, shareholders or employees of the Company’s independent auditors in accordance with applicable law.

15.	Review at least annually management’s monitoring of compliance with the Company’s Code of Business Ethics & Policies.

16.

Review periodically with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s policies to ensure compliance with applicable rules and regulations and any material reports or inquiries received from regulators or governmental agencies.

17.

Establish procedures of the Committee for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

18.

Function as a qualified legal compliance committee (a “QLCC”) for the Company within the meaning of Part 205 of the Securities and Exchange Commission Rules. In its capacity as a QLCC, the Audit Committee shall receive any reports of material violations governed by such rule from attorneys representing the Company, including in-house counsel. The Audit Committee shall take such actions as may be permitted or required of a QLCC under applicable law, and the QLCC shall establish a charter and procedures for handling any such report by Company counsel.

19.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing laws, that the Committee or the Board deems necessary or appropriate.

20.	Report periodically to the Board at regularly scheduled Board Meetings.

APPENDIX A

PETSMART, INC.

2006 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors: December 15, 2005
Approved by the Stockholders: _______________, 2006
Termination Date: December 31, 2011

INTRODUCTION

     This Plan was adopted by the Board on the Adoption Date to be effective as provided in Section 16 on the Effective Date. This Plan is a complete amendment and restatement into one plan of the Company’s 1997 Equity Incentive Plan that was originally adopted by the Board on May 22, 1997, and has been subsequently amended, and the Company’s 2003 Equity Incentive Plan that was originally adopted by the Board on March 25, 2003 (the “Prior Plans”). All outstanding options granted under the Prior Plans prior to the Effective Date shall remain subject to the terms of the Prior Plans. All Stock Awards granted subsequent to the Effective Date shall be subject to the terms of this Plan.

1. PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of Stock Awards.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the type and amount of any Stock Awards issued under the Plan shall be in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c).

2. DEFINITIONS.

     (a) “Adoption Date” means December 15, 2005, the date the Plan was adopted by the Board.

     (b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

     (c) “Board” means the Board of Directors of the Company.

     (d) “Code” means the Internal Revenue Code of 1986, as amended.

1.

     (e) “Committee” means a committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (f) “Company” means PetSmart, Inc., a Delaware corporation.

     (g) “Concurrent Stock Appreciation Right” means a right granted pursuant to subsection 8(b)(2) of the Plan.

     (h) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

     (i) “Continuous Status as an Employee, Director, or Consultant” means the employment or relationship as an Employee, Director or Consultant is not interrupted or terminated. The Board (or, in the case of Participants other than Officers or Directors, by the designee of the Board), in its sole discretion, may determine whether Continuous Status as an Employee, Director, or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board (or such designee), including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates, or their successors.

     (j) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (k) “Director” means a member of the Board.

     (l) “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and shall be determined by the Board (or, in the case of Participants other than Officers or Directors, by the designee of the Board) on the basis of such medical evidence as the Board (or such designee) deems warranted under the circumstances.

     (m) “Effective Date” means the effective date of this Plan document, which is the date of the Annual Meeting of the stockholders of the Company held in 2006 provided this Plan is approved by the Company’s stockholders at such meeting.

     (n) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

     (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.

     (p) “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

          (1) If the common stock is listed on any established stock exchange or a national market system, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; or

          (2) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (q) “Incentive Stock Option” means an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (r) “Independent Stock Appreciation Right” means a right granted pursuant to subsection 8(b)(3) of the Plan.

     (s) “Non-Employee Director” means a Director who satisfies the requirements of Rule 16b-3(b)(3) of the Exchange Act or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

     (t) “Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.

     (u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (v) “Option” means a stock option granted pursuant to the Plan.

     (w) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan. References in the Plan to an Option Agreement shall include the agreements issued in connection with the Plan as well as the relevant provisions, if any, of any individually negotiated employment contract, agreement, or any other written plan covering the Participant.

     (x) “Optionee” means an Employee, Director, or Consultant who holds an outstanding Option or, if applicable, such other person who holds an outstanding Option.

     (y) “Outside Director” means a Director who is considered an “outside director” for purposes of Section 162(m) of the Code and the regulations promulgated thereunder.

     (z) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

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     (aa) “Plan” means this PetSmart, Inc. 2006 Equity Incentive Plan.

     (bb) “Prior Plans” mean the Company’s 1997 Equity Incentive Plan and the Company’s 2003 Equity Incentive Plan in effect immediately prior to the Effective Date.

     (cc) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (dd) “Securities Act” means the Securities Act of 1933, as amended.

     (ee) “Stock Appreciation Right” means any of the various types of rights which may be granted under Section 8 of the Plan.

     (ff) “Stock Award” means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

     (gg) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan. References in the Plan to a Stock Award Agreement shall include the agreements issued in connection with the Plan as well as the relevant provisions, if any, of any individually negotiated employment contract, agreement, or any other written plan covering the Participant.

     (hh) “Tandem Stock Appreciation Right” means a right granted pursuant to subsection 8(b)(1) of the Plan.

3. ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; which form of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of a Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person;

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

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          (3) To amend the Plan or a Stock Award as provided in Section 14; and

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members, all of the members of which Committee shall be Non-Employee Directors and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. To the extent permitted by applicable law, the Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Stock Awards and the terms thereof, and (ii) determine the number of shares of the Company’s common stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of the Company’s common stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Furthermore, the Board may not delegate to an Officer authority to determine the Fair Market Value of the Company’s common stock pursuant to subsection 2(p)(2).

     (d) Any requirement that an administrator of the Plan be a Non-Employee Director shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

4. SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the aggregate number of shares of common stock of the Company that may be issued pursuant to Stock Awards after the Effective Date shall not exceed twenty million six hundred eighty-three thousand (20,683,000) shares. For clarity, the limitation in this subsection 4(a) is a limitation in the number of shares of the Company’s common stock that may be issued pursuant to the Plan. Accordingly, this subsection 4(a) does not limit the granting of Stock Awards except as provided in subsection 10(a). Furthermore, if a Stock Award (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the Stock Award receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of the Company’s common stock that may be issued pursuant to the Plan.

     (b) If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares which are forfeited shall revert to and again become available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to subsection 12(e) or as consideration for the exercise of an Option shall again become available for issuance under the Plan. Notwithstanding the provisions of this subsection 4(b),

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any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options.

     (c) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

     (a) Incentive Stock Options (with or without Stock Appreciation Rights appurtenant thereto) may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors, or Consultants.

     (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Non-Employee Directors and the manner of the exercise of such discretion and the terms of the Plan comply with Rule 16b-3; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. This subsection 5(b) shall not apply if the Board or Committee expressly declares that it shall not apply.

     (c) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (d) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than one million nine hundred fifty thousand (1,950,000) shares of the Company’s common stock in any calendar year.

6. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Price. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted other than for an Option granted in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such an Option is an Incentive Stock Option).

6.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this subsection 6(c) are:

          (1) by cash or check;

          (2) bank draft or money order payable to the Company;

          (3) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

          (4) by delivery to the Company (either by actual delivery or attestation) of shares of the Company’s common stock; or

          (5) in any other form of legal consideration that may be acceptable to the Board.

     (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary.

     (f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee’s Continuous Status as an Employee, Director, or Consultant terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of: (i) the date three (3) months after the

7.

termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (g) Extension of Termination Date. In the event that exercise of an Option following termination of an Optionee’s Continuous Status as an Employee, Director, or Consultant would be prohibited solely because the issuance of shares of the Company’s common stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of: (i) the expiration of the period that commences on the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant and ends when there have been at least ninety-one (91) days (or such greater or lesser number of days specified in the Option Agreement), whether or not such days are consecutive, on which the exercise of the Option would not be in violation of such registration requirements; or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

     (h) Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of: (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) Death of Optionee. In the event of the death of an Optionee during, or within a period, if any, specified in the Option after the termination of, the Optionee’s Continuous Status as an Employee, Director, or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of: (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

8.

     (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director, or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7. TERMS OF STOCK BONUSES AND ACQUISITIONS OF RESTRICTED STOCK.

     Each stock bonus agreement or restricted stock agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock issued pursuant to this Section 7 may be issued in conjunction with other plans or programs adopted by the Company. For example, except as otherwise determined by the Board, common stock of the Company issued in conjunction with the PetSmart, Inc. Executive Short-Term Incentive Plan shall be deemed issued pursuant to this Plan. For clarity, this Section 7 permits the issuance of common stock of the Company subject to vesting conditions (commonly referred to as “restricted stock”) and the issuance of rights to a delayed issuance of common stock of the Company where such rights are subject to vesting conditions (commonly referred to as “restricted stock units”). The terms and conditions of stock bonus agreements or restricted stock agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus agreement or restricted stock agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) Purchase Price. The purchase price, if any, under each stock bonus agreement or restricted stock agreement shall be such amount as the Board shall determine and designate in such agreement.

     (b) Transferability. Rights to acquire shares under Stock Awards granted pursuant to this Section 7 shall be transferable only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board shall determine in its discretion, so long as such Stock Award remains subject to the terms of such Stock Award Agreement.

     (c) Consideration. The purchase price, if any, of stock acquired pursuant to a stock bonus agreement or restricted stock agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration, including past or future services actually or to be rendered to the Company or for its benefit, that may be acceptable to the Board in its discretion.

     (d) Vesting. Shares of stock sold or awarded under this Section 7 may, but need not, be subject to a forfeiture provision or a reacquisition or repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

     (e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant’s Continuous Status as an Employee, Director, or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that

9.

person which have not vested as of the date of termination under the terms of the stock bonus agreement or restricted stock agreement between the Company and such person.

8. STOCK APPRECIATION RIGHTS.

     (a) The Board shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a “Section 16(b) Insider”), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 (or any successor rule or regulation). Except as provided in subsection 5(d), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Stock Appreciation Rights.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (1) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights may be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between (i) the exercise of the underlying Option for shares of stock, and (ii) the surrender, in whole or in part, of such Option for an appreciation distribution.

          (2) Concurrent Stock Appreciation Rights. Concurrent Stock Appreciation Rights may be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Stock Appreciation Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Stock Appreciation Right pertains.

          (3) Independent Stock Appreciation Rights. Independent Stock Appreciation Rights may be granted independently of any Option.

     (c) General. Stock Appreciation Rights shall be denominated in Company common stock equivalents. The appreciation distribution payable upon the exercise of a Stock Appreciation Right shall not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value determined on the date of the exercise of the Stock Appreciation Right of a number of shares of Company common stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (ii) the aggregate strike price in effect for those shares determined by the Board on the date of grant of the Stock Appreciation Right. The strike

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price per share of a Stock Appreciation Right shall not be less than the Fair Market Value on the date of the grant of the Stock Appreciation Right; provided, however, that the foregoing limitation shall not apply to a Stock Appreciation Right granted in a manner that would be consistent with Section 424(a) of the Code if the Stock Appreciation Right were an Option. The appreciation distribution in respect of a Stock Appreciation Right may be paid in cash, shares of stock, or any combination thereof, as determined by the Board and set forth in the Stock Award Agreement evidencing such Stock Appreciation Right. Except as otherwise provided in this Section 8, Stock Appreciation Rights shall be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6.

     (d) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as the Board, in its sole discretion, deems appropriate.

9. CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) The Board shall have the authority to effect, at any time and from time to time: (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan; and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value on the new grant date; provided however, that neither the Board nor any committee appointed by the Board shall have the authority to (i) reprice any outstanding Options and/or Stock Appreciation Rights under the Plan or (ii) cancel and re-grant any outstanding Options and/or Stock Appreciation Rights under the Plan, unless the stockholders of the Company have approved such an action within a twelve (12) month period preceding or following such an event.

     (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(d) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required to enable the repriced Options to qualify as “performance-based compensation” for the purposes of Section 162(m) of the Code.

10. COVENANTS OF THE COMPANY.

     (a) The Company shall keep available at all times the number of shares of stock reasonably required to satisfy outstanding Stock Awards.

11.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

     (c) The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such a holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. Notwithstanding the foregoing, the Board may, in its sole discretion, grant Options or Stock Appreciation Rights that provide that in the event of a pending or other expiration or termination of an Option or Stock Appreciation Right, the Participant may receive (in shares of common stock or cash), either automatically or in the discretion of the Company, the excess of (i) the aggregate Fair Market Value of the shares of common stock that the Participant would have received upon exercise of such Option or Stock Appreciation Right, over (ii) the aggregate exercise or strike price in effect for those shares. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

11. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12. MISCELLANEOUS.

     (a) No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to a Stock Award unless and until such person has exercised the Stock Award pursuant to its terms and such person shall not be deemed a stockholder of record until the issuance of the Company’s common stock pursuant to such exercise has been entered into the books and records of the Company.

     (b) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant), or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant, or other holder of Stock Awards with or without cause.

     (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds

12.

one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (d) The Company may require any Participant, as a condition of exercising or acquiring stock under any Stock Award; (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act; or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (e) To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, require or permit a Participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a Stock Award by any of the following means or by a combination of such means: (1) causing the Participant to tender a cash payment; (2) withholding amounts from payroll or any amounts otherwise payable to the Participant; (3) withholding shares from the shares of the common stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award; or (4) by accepting delivery to the Company of other unencumbered shares of the common stock of the Company owned by the Participant.

     (f) Notwithstanding the provisions set forth in subsection 7(d), in the case of Stock Awards granted after the Effective Date and for which the purchase price is less than the Fair Market Value of the Company’s common stock subject to the Stock Award on the date the Stock Award is granted (“Below Market Awards”), the cumulative weighted average vesting period for Below Market Awards, when combined with the cumulative weighted average vesting period for similar awards after January 31, 2003 and before the Effective Date pursuant to the Company’s 2003 Equity Incentive Plan or the Company’s 1997 Equity Incentive Plan, shall be at least three (3) years from the date the Stock Award is granted. Stock Awards granted in connection with or vesting pursuant to performance criteria and any acceleration of vesting in connection with a Change in Control (as defined in subsection 13(c)) pursuant to the Company’s Executive Change in Control and Severance Benefit Plan or pursuant to subsection 13(b) below shall not be taken into account for purposes of this subsection 12(f). In the event a Participant may potentially receive acceleration of vesting (other than as described in the preceding sentence), such potential

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acceleration of vesting shall not be taken into account for the purposes of this subsection 12(f), until such time, if ever, that such potential acceleration of vesting occurs.

     (g) Notwithstanding any limitation on the transferability of a Stock Award set forth in the Plan, except as otherwise set forth in the applicable Stock Award Agreement, a Stock Award shall be transferable to the extent ordered by a court of competent jurisdiction pursuant to a domestic relations or similar order.

13. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), the classes and maximum number of shares with respect to which Incentive Stock Options may be awarded pursuant to subsection 4(b), and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards.

     (b) Except as otherwise provided in the Stock Award Agreement, in the event of: (1) a dissolution, liquidation, or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation may assume any Stock Awards outstanding under the Plan or may substitute similar Stock Awards for those outstanding under the Plan, and (ii) such Stock Awards shall continue in full force and effect as so assumed or in such substituted form as may be determined by the Board in its sole discretion prior to the applicable event. In the event any surviving corporation does not assume or continue such Stock Awards, and does not substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors, or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

     (c) Notwithstanding any other provision of this Plan, with respect to any Covered Service Provider, if such Covered Service Provider’s continuous service with the Company or an Affiliate is terminated by a Covered Termination within eighteen (18) months following the date of the Change in Control, then any Stock Awards held by such Covered Service Provider shall immediately become fully vested and exercisable, and any repurchase right by the Company or any Affiliate with respect to any shares of stock covered by such Stock Awards shall immediately lapse.

     For purposes of this subsection 13(c), “Change in Control” means: (i) a sale of all or substantially all of the assets of the Company, other than a sale to an Affiliate; (ii) a merger or

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consolidation in which the Company is not the surviving corporation and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors has changed; (iii) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors has changed; (iv) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, or; (v) in the event that the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least fifty percent (50%) of the Board; provided, however, if the appointment or election (or nomination for election) of any new Board member was approved or recommended by at least fifty percent (50%) of the members of the Incumbent Board then still in office, such new Board member shall be considered as a member of the Incumbent Board.

     For purposes of this subsection 13(c), “Covered Service Provider” means all employees of the Company or an Affiliate, members of the board of directors of the Company or an Affiliate, and selected consultants providing significant services to the Company or an Affiliate as of the occurrence of a transaction or event constituting a Change in Control.

     For purposes of this subsection 13(c), “Covered Termination” means either a termination by the Company of the Participant’s services for the Company and its Affiliates without “Cause” or a “Constructive Termination.”

     For purposes of this subsection 13(c), “Cause” means the occurrence of any of the following (and only the following): (i) conviction of the Covered Service Provider of any felony involving fraud or act of dishonesty against the Company or any Affiliate; (ii) conduct by the Covered Service Provider which, based upon good faith and reasonable factual investigation and determination of the Company (or, if the Covered Service Provider is a named executive officer as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission), demonstrates gross unfitness to serve; or, (iii) intentional, material violation by the Covered Service Provider of any contractual, statutory, or fiduciary duty owed by the Covered Service Provider to the Company or any Affiliate, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to the Covered Service Provider describing the nature of such event and the Covered Service Provider shall thereafter have thirty (30) days to cure such event. In addition, if the Covered Service Provider is not a corporate officer of the Company (i.e., an Employee not holding the title of Vice President or higher), “Cause” shall also include poor performance of the Covered Service Provider’s services for the Company or any Affiliate as determined by the Company following: (A) written notice to the Covered Service Provider describing the nature of such deficiency; and

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(B) the Covered Service Provider’s failure to cure such deficiency within thirty (30) days following receipt of such written notice.

     For purposes of this subsection 13(c), “Constructive Termination” means that a Covered Service Provider who is a corporate officer of the Company (i.e., an Employee holding the title of Vice President or higher) terminates his or her service after any of the following are undertaken without the Covered Service Provider’s express written consent: (i) the assignment to the Covered Service Provider of any duties or responsibilities which result in any diminution or adverse change of the Covered Service Provider’s position, responsibility, authority, status, circumstances, or scope of service as in effect immediately prior to a Change in Control, or a change in the Covered Service Provider’s titles or offices as in effect immediately prior to a Change in Control, or any removal of the Covered Service Provider from or any failure to re-elect the Covered Service Provider to any of such positions, except in connection with the termination of the Covered Service Provider’s service on account of death, disability, retirement, for Cause, or any voluntary termination of service by the Covered Service Provider other than Constructive Termination; (ii) a reduction by the Company in the Covered Service Provider’s annual base compensation; (iii) any failure by the Company to continue in effect any benefit plan or arrangement, including incentive plans or plans to receive securities of the Company, in which the Covered Service Provider is participating at the time of a Change in Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Company which would adversely affect the Covered Service Provider’s participation in or reduce the Covered Service Provider’s benefits under any Benefit Plans or deprive the Covered Service Provider of any fringe benefit enjoyed by the Covered Service Provider at the time of a Change in Control, provided, however, that the Covered Service Provider may not incur a Constructive Termination following a Change in Control if the Company offers a range of benefit plans and programs which, taken as a whole, are comparable to the Benefit Plans; (iv) a relocation of the Covered Service Provider or the Company’s offices to a location more than twenty-five (25) miles from the location at which the Covered Service Provider performed his or her duties prior to a Change in Control, except for required travel by the Covered Service Provider on the Company’s or any Affiliate’s business to an extent substantially consistent with the Covered Service Provider’s business travel obligations at the time of a Change in Control; (v) any breach by the Company of any provision of a Stock Award Agreement; or, (vi) any failure by the Company to obtain the assumption of a Stock Award Agreement by any successor or assign of the Company.

14. AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, if such approval is required pursuant to the applicable listing requirements of any stock exchange or national market system on which the Company has listed the stock subject to this Plan for trading. For clarity, but not by way of limitation, except as may otherwise be permitted by such listing requirements, the following amendments will require such approval by the stockholders of the Company:

          (1) An amendment which materially increases the number of shares reserved for Stock Awards under the Plan;

16.

          (2) An amendment which materially expands the class of individuals eligible for participation in the Plan;

          (3) An amendment which materially increases the benefits accruing to Participants under the Plan or materially reduces the exercise price for Options or Stock Appreciation Rights;

          (4) An amendment which materially extends the term of the Plan; or

          (5) An amendment which expands the types of awards available for issuance under the Plan which are payable in shares of the Company’s common stock.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (i) Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers, (ii) Section 422 of the Code regarding Incentive Stock Options, or (iii) Rule 16b-3.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors, or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan and/or Stock Awards granted under the Plan into compliance therewith.

     (d) Except as provided in subsection 14(c), rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless: (i) the Company requests the consent of the person to whom the Stock Award was granted; and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any Stock Award; provided, however, that, except as provided in subsection 14(c), the rights and obligations under any Stock Award shall not be impaired by any such amendment unless: (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (f) The Board may amend the terms of any Stock Award (including, without limitation, by amending the Company’s Executive Change in Control and Severance Benefit Plan) without approval by the stockholders of the Company: (i) to extend the period for exercise of an Option pursuant to subsection 6(f), 6(h), or 6(i), provided that in no case shall such period extend beyond the maximum term of the Option as set forth in the Option Agreement; or (ii) to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d), or 8(c) or Section 13.

17.

15. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2011. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Except as provided in subsection 14(c), rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on the Effective Date. Prior to the Effective Date the Prior Plans are unaffected by the Plan, and Stock Awards shall continue to be granted from the Prior Plans. If the Plan has not been approved by the stockholders of the Company by the first anniversary of the Adoption Date, the adoption of the Plan shall be null and void and the Prior Plans shall continue unaffected by the adoption of the Plan. If the Plan is so approved, (i) the Prior Plans shall be deemed merged into the Plan and to cease their separate existence and (ii) outstanding options and other awards granted pursuant to the Prior Plans shall automatically become Stock Awards. Notwithstanding that the Prior Plans are merged into the Plan, the terms of the Prior Plans shall continue to govern any Stock Awards granted prior to the Effective Date.

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19601 N. 27TH AVENUE PHOENIX, AZ 85027

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by PetSmart, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to PetSmart, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PETSM1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
PetSmart, Inc.

Vote on Directors
1.		To elect four Directors to hold office until the 2009 Annual Meeting of Stockholders.
01) Rita V. Foley 02) Joseph S. Hardin, Jr. 03) Amin I. Khalifa 04) Ronald Kirk			For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number(s) on the line below.
			☐	☐	☐
2.		To elect a Director to hold office until the 2007 Annual Meeting of Stockholders.
05) Rakesh Gangwal

Vote on Proposals						For	Against	Abstain
3.		To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, for our fiscal year 2006, ending January 28, 2007.				☐	☐	☐

4.

To approve our 2006 Equity Incentive Plan, an amendment and restatement of our stockholder approved 2003 Equity Incentive Plan, and our non-stockholder approved 1997 Equity Incentive Plan, to create a single comprehensive stockholder approved plan.

						☐	☐	☐

5.		To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 24, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and at any adjournment or postponement thereof.

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

2006 Annual Meeting of Stockholders

June 22, 2006, at 10:00 A.M. local time at

The Ritz-Carlton New York, 50 Central Park South, New York, New York 10019

If you submit your proxy by telephone or Internet, do not return your proxy card.
Thank you for your proxy submission.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

PetSmart, Inc. 19601 North 27th Avenue Phoenix, Arizona 85027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2006

The undersigned hereby appoints Philip L. Francis and Scott A. Crozier, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PetSmart, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Thursday, June 22, 2006, at 10:00 A.M. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Ritz-Carlton New York, 50 Central Park South, New York, New York 10019. We intend to mail this proxy card on or about May 8, 2006, to all stockholders entitled to vote at the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS IN PROPOSALS 1 AND 2 AND FOR PROPOSALS 3 AND 4.

YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THIS PROXY CARD FOR VOTING BY INTERNET OR BY TELEPHONE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON; OR, IF YOU PREFER, KINDLY MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF THE SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE